                                                                    Exhibit 10.7

                             SHAREHOLDERS AGREEMENT





                               Date: 5 April 1994




                           BIOTRANSPLANT INCORPORATED
                                      (BTI)

                            CASTELLA RESEARCH PTY LTD
                                 ACN 006 125 364
                                   (Castella)

                             SECURE SCIENCES PTY LTD
                                 ACN 064 139 948
                                    (Secure)

                           STEM CELL SCIENCES PTY LTD
                                 ACN 063 293 130
                                  (the Company)

                                TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION.....................................................2

         1.1      Definitions...............................................................2
         1.2      Delegation................................................................6
         1.3      Interpretation............................................................6
         1.4      Headings..................................................................7

2.       STRUCTURE OF THE COMPANY...........................................................7

         2.1      Conditions Precedent......................................................7
         2.2      Authorised capital........................................................7
         2.3      Articles of Association...................................................7
         2.4      Issue of Capital in the Company...........................................7
         2.5      Options...................................................................8
         2.6      First Directors...........................................................9
         2.7      Secretary and public officer..............................................9
         2.8      Registered office.........................................................9
         2.9      Banking...................................................................9
         2.10     Auditors..................................................................9
         2.11     Financial year............................................................9

3.       BUSINESS OF THE COMPANY............................................................9

         3.1      Nature of business........................................................9

4.       THE BOARD OF DIRECTORS............................................................10

         4.1      Board....................................................................10
         4.2      Chairman.................................................................10
         4.3      No Casting Vote..........................................................10

5.       BOARD POWERS AND MEETINGS.........................................................10

         5.1      Meetings.................................................................10
         5.2      Powers...................................................................10
         5.3      Unanimous Board Approval.................................................11
         5.4      Qualification of Clause 5.3..............................................12
         5.5      Status Quo for Deadlock..................................................13
         5.6      Business plans...........................................................13
         5.7      Director's Expenses......................................................13
         5.8      Directors' Fees..........................................................13

6.       SHAREHOLDERS TO FOSTER DEVELOPMENT IN COMPANY.....................................13

         6.1      Shareholders to use best endeavours......................................13

7.       ADDITIONAL FUNDING OF THE COMPANY.................................................14

         7.1      Additional Funding.......................................................14

8.       GENERAL MANAGER...................................................................14

         8.1      Appointment by the Board.................................................14
         8.2      Powers and Duties........................................................14


                                       i




9.       FINANCIAL REPORTS; DIVIDEND AND BORROWING POLICIES; AND SECONDMENTS...............14

         9.1      Financial reports........................................................14
         9.2      Declaration of dividends.................................................15
         9.3      Performance Bonds and Guarantees.........................................15
         9.4      Secondments..............................................................16

10.      CONFIDENTIALITY OF THE COMPANY'S TECHNOLOGY AND KNOW-HOW..........................16

         10.1     Covenants................................................................16
         10.2     Exclusions...............................................................16

11.      DEADLOCK IN MANAGEMENT............................................................17

         11.1     Deadlock in Management...................................................17
         11.2     Procedures to Resolve Deadlock or Disputes...............................17

12.      DEADLOCK-BREAKING MECHANISM.......................................................18

         12.1     Transfer of Shares to resolve deadlock...................................18

13.      DEFAULT...........................................................................18

         13.1     Events of Default........................................................18
         13.2     Remedies for Events of Default...........................................19
         13.3     Invoking of Pre-emption Rights...........................................20
         13.4     Valuation of Shares on Breach............................................20
         13.5     Winding up...............................................................22
         13.6     Consequences of Winding Up...............................................22

14.      STATEMENT ON SHARE CERTIFICATES...................................................22

         14.1     Share certificates to refer to restrictions on transfer..................22

15.      ARBITRATION.......................................................................23

         15.1     Neutral Venue............................................................23

16.      EFFECT OF SHARE TRANSFER..........................................................23

         16.1     Conditions of Transfer...................................................23

17.      RELATIONSEIP OF THE SHAREHOLDERS..................................................24

         17.1     No partnership or agency.................................................24
         17.2     Rights and obligations are several.......................................24

18.      MISCELLANEOUS.....................................................................24

         18.1     Period of Agreement......................................................24
         18.2     Further assurance........................................................25
         18.3     Paramountcy of this Agreement............................................25
         18.4     Entire Agreement.........................................................25
         18.5     Modification.............................................................25
         18.6     Service of notices.......................................................25


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         18.7     Reading down; severance..................................................27
         18.8     Waiver does not excuse later breach......................................27
         18.9     Assignment...............................................................27
         18.10    Each Shareholder bears its own expenses..................................28
         18.11    Governing law............................................................28
         18.12    Public announcements.....................................................28
         18.13    Counterparts.............................................................28
         18.14    English Language.........................................................28

AGREEMENT made at Melbourne on 5 April 1994

BETWEEN BIOTRANSPLANT INCORPORATED a corporation organized and existing under the laws of the State of Delaware and having its principal office at, 13th Street, Building 96, Charlestown Navy Yard, Charlestown, MA, United States of America

AND CASTELLA RESEARCH PTY LTD CAN 006 125 364 a company incorporated in the State of Victoria and having its registered office in that State at the offices of Adrian Davis & Co Ptv Ltd, at 587 Whitehorse Road Mont Albert in its own capacity and as trustee of the M.R. Brandon Family Trust

AND SECURE SCIENCES PTY LTD ACN 064 139 948 a company incorporated in the State of Victoria and having its registered office in that State at the offices of R.D. Larsson & Co, Level 10, 420 St Kilda Road, Melbourne in its own capacity and as trustee of the Secure Sciences Unit Trust

AND STEM CELL SCIENCES PTY LTD ACN 063 293 130 a company incorporated in the State of Victoria and having its registered office in that State at Level 10, 420 St Kilda Road, Melbourne (the "Company")

RECITALS

A. BTI has agreed to provide equity capital to the Company in return for ownership, licenses, and rights to direct part of the research of the Company.

B. BTI and the Company have agreed to enter into a research and license agreement which governs the interests of those parties in research and intellectual property rights.

C. The Company is a development-stage venture established in Australia for the purpose of advancing and exploiting several proprietary stem cell-related technologies.

D. The present issued capital of the Company is 2 ordinary shares of $1.00 each, with one ordinary share fully paid being held by each of Castella and Secure.

E. The Shareholders intend to own the issued capital of the Company in the following proportions:

             BTI:        30%
             Castella:   15%
             Secure:     55%

F. The Shareholders wish by this Agreement to record their agreement as to how the Company will be owned, controlled and funded by them.

THE PARTIES AGREE:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement unless the contrary intention appears:

         "ARTICLES OF ASSOCIATION" means the articles of association of the Company as they will be once clause 2 of this Agreement has been implemented and as amended from time to time and a reference to an "ARTICLE" is a reference to the specified provision of the Articles of Association.

         a reference to a person who is an "ASSOCIATE" of another person is a reference to a person who is an associate of that other person within the meaning of all of the provisions of Division 2, Part 1.2 of the Corporations Law.

         "AUDITORS" means the Company's auditors.

         "BOARD" means the board of directors of the Company from time to time.

         "BRANDON CONSULTANCY AGREEMENT" means the consultancy agreement between Castella, the Company and Dr. Brandon, in the form of the draft annexed hereto and marked "C".

         "BRANDON COVENANT" means the deed of confidentiality and non-competition between Dr. Brandon the Company and BTI in the form of the draft annexed hereto and annexed "D".

         "BTI" means BioTransplant Incorporated or where the context requires, any body corporate in the BTI group which acts on behalf of BTI.

         "BTI OPTIONS" means the options to be issued to BTI by the, Company on the Effective Date pursuant to clause 2.5.

         "BTI RESEARCH AND LICENSE AGREEMENT" means the Research and License Agreement between BTI and the Company in the form of the draft annexed hereto and marked "B".

         "BUSINESS" means the business of the Company as described in clause
         3.1.

         "CASTELLA" means Castella Research Pty Ltd ACN 006 125 364 in its own capacity and s trustee of the M. R. Brandon Family Trust or where the context requires, any body corporate in the Castella group which acts on behalf of Castella Research Pty Ltd ACN 006 125 364.

         "CASTELLA OPTIONS" means the options to be issued to Castella by the Company on the Effective Date pursuant to clause 2.5.

         "CHANGE IN CONTROL" means:

         (a) in the case of a Shareholder which is a corporation, where a person that did not (directly or indirectly) effectively control such corporation at the date when such corporation first acquired Shares in the Company, acquires (directly or indirectly, and whether alone or with others) effective control of the majority of the issued voting shares of such corporation, without the prior written consent of the other Shareholders;

         (b) in the case of a natural person, where that natural person does not continue to control the exercise of the right to vote and the power to transfer all of the Shares in the Company held by that natural person; and

         (c) in respect of a Trustee Shareholder, where effective control of a Trustee Shareholder, a Trust or all or any Trust Assets changes from that subsisting at the date hereof without the prior written consent of the other Shareholders;

         where:

         (d) in paragraph (a), in determining whether a person (whether alone or with others) is in a position (directly or indirectly) to effectively control a Shareholder regard will be had to voting rights, rights to receive income, rights to appoint directors and any other matter which reasonably relates to control;

         (e)      in paragraph (c) "effective control":

                  (i) in respect of a Trustee Shareholder means control within the meaning of paragraph (a) (in the case of a body corporate) or paragraph (b) (in the case of an individual);

                  (ii)   in respect of the Trust or Trust Assets means:

                         (1) control of the ability to replace the Trustee Shareholder as trustee of the Trust and/or appoint a new trustee of that Trust;

                         (2) control of the ability to direct or authorise the Trustee Shareholder, in its capacity as Trustee of the Trust, to do, or not do, anything; or

                         (3) control of the ability to appoint or select beneficiaries under the Trust or to direct or authorise any person so to do; and

         (f)      in paragraphs (c) and (e):

                  (i) "Trustee Shareholder" means each of Castella and Secure;

                  (ii) "Trust" in relation to Castella, means the M.R. Brandon Family Trust established by a Deed of Settlement dated 2 March 1983 and in relation to Secure, means either or both of the Secure Sciences Unit Trust established by a Deed dated 30 March 1994 and the Mountford Investment Trust established by a Deed dated 30 March 1994; and

                  (iii)  "TRUST ASSETS" means each of the assets of the said M.
                         R. Brandon Family Trust, the said Secure Sciences Unit Trust and the said Mountford Investment Trust respectively, as the case requires.

         "CONDITIONS PRECEDENT" means:

          (a) the execution and exchange of the Original License Agreement by and between the University of Edinburgh operating through its Centre for Genome Research and the Company;

          (b) the execution and exchange of the BTI Research and License Agreement by and between BTI and the Company;

          (c) the execution and exchange of the Brandon Consultancy Agreement by and between Castella the Company and Dr. Brandon;

          (d) the execution and exchange of the Mountford Consultancy Agreement by and between Secure, the Company and Dr. Mountford;

          (e) the execution and exchange of the Brandon Covenant by and between, Dr. Brandon, the Company and BTI; and

          (f) the execution and exchange of the Mountford Covenant by and between Dr. Mountford, the Company and BTI.

          "DIRECTORS" means the directors of the Company from time to time.

          "DR. BRANDON" means Malcolm Roy Brandon of 14 Castella Street Ivanhoe East in the State of Victoria.

          "DR. MOUNTFORD" means Peter Scott Mountford of 2 Hope Street East Brighton in the State of Victoria.

          a reference to a person "ENTITLED TO" shares in a company is a reference to a person entitled to those shares within the meaning of section 609 of the Corporations Law.

          "EFFECTIVE DATE" means Tuesday 5 April 1994 or such other date as the Shareholders may agree, as at immediately following the shareholders meeting to be convened on that day pursuant to clause 2.3.

          "GENERAL MANAGER" means the general manager or president appointed pursuant to clause 8.

         "GROUP" means, (in relation to BTI) BTI and its related bodies corporate, (in relation to Castella) Castella and its related bodies corporate, and (in relation to, Secure). Secure and its related bodies corporate.

         "HOLDING COMPANY" means a body corporate which owns or controls (directly or indirectly) a majority of the voting shares of a Shareholder.

         "INSOLVENCY EVENT", in relation to a Shareholder, means the occurrence of any of the following events in relation to the Shareholder:

         (a) the Shareholder becomes an externally administered body corporate as defined by the Corporations Law;

         (b) a resolution is passed by creditors or members of the Shareholder that the Shareholder become an externally administered body corporate as defined by the Corporations Law (other than for the purposes of any reconstruction or amalgamation of the Shareholder group);

         (c) a controller as defined by the Corporations Law is appointed to the Shareholder or to any of its assets; or

         (d)   the Shareholder becomes insolvent as defined by the Corporations
               Law.

         "MANAGEMENT SHAREHOLDERS" means Castella and Secure.

         "MOUNTFORD CONSULTANCY AGREEMENT" means the consultancy agreement between Secure, the Company and Dr. Mountford in the form of the draft annexed hereto and marked "E".

         "MOUNTFORD COVENANT" means the deed of confidentiality and non-competition between Dr. Mountford, the Company and BTI in the form of the draft annexed hereto and marked "F".

         "OPTION TERMS" means the terms and conditions which will attach to the BTI Options, the Castella Options and the Secure Options, as set out in
         Schedule 1.

         "ORIGINAL LICENSE AGREEMENT" means the License Agreement between the University of Edinburgh operating through its Centre for Genome Research and the Company in form of the draft annexed hereto and marked "G".

         "RELATED BODY CORPORATE" has the meaning given in the Corporations Law.

         "SECURE" means Secure Sciences Pty Ltd ACN 064 139 948 in its own capacity and as trustee of the Secure Sciences Unit Trust or where the context requires, any body corporate in the Secure group which acts on behalf of Secure Sciences Pty Ltd ACN 064 139 948,

         "SECURE OPTIONS" means the options to be issued to Secure by the Company on the Effective Date pursuant to clause 2.5.

          "SHARES" means the issued shares in the Company from time to time, being "A" shares and/or "B" shares.

          "SHAREHOLDERS" means BTI, Castella and Secure including their respective nominees, successors and permitted assigns and "SHAREHOLDER" means any one of the Shareholders.

          "TRANSFER NOTICE" has the meaning given in Article 7.4 of the Articles of Association.

          "TRUST EVENT" means:

          (a) any Trustee Shareholder ceasing for any reason or at any time to be the sole trustee of a Trust;

          (b)  any Trust being determined or for any reason ceasing to exist;

          (c) any distribution of the capital of a Trust being made by a trustee of a Trust;

          (d) a Trustee Shareholder exercising in its own favour personally any right of indemnification, reimbursement, recoupment, lien or charge to which it might be entitled personally against the Trust or in respect of any Trust Assets other than in the ordinary course of business of the Trust; or

          (e) any beneficiary of a Trust, or the beneficiaries of a Trust together, becoming absolutely entitled to the Trust Assets as against the trustee of the Trust,

          without the prior written consent of BTI (such consent not to be unreasonably withheld). In this definition the phrases "Trustee Shareholder", "Trust" and "Trust Assets" bear the same meaning as in paragraph (f) of the definition of "Change in Control".

          "VOTING SHARE" has the meaning given in the Corporations Law.

1.2       DELEGATION

          From time to time a Shareholder may procure a member of its group to comply with that Shareholder's obligations in relation to the Company and its Business, on behalf of the Shareholder. Each Shareholder shall always remain liable for the acts and omissions of its group members.

1.3       INTERPRETATION

          In this Agreement unless the contrary intention appears:

          (a) words importing the plural number include the singular number and vice versa;

          (b)  words importing persons include corporations;

          (c)  words importing a gender include the other genders;

          (d)  all references to currency are to Australian currency.

1.4       HEADINGS

          The headings in this Agreement are not part of it and shall not affect its meaning.

2.        STRUCTURE OF THE COMPANY

2.1       CONDITIONS PRECEDENT

          (a) Notwithstanding any other provision of this Agreement, this Agreement shall not take effect unless and until the Conditions Precedent are satisfied;

          (b) The Shareholders and the Company must do everything which is reasonable and within their respective powers in a prompt and efficient manner to ensure satisfaction of the Conditions Precedent on or before the Effective Date; and

          (c) If the Conditions Precedent are not satisfied on or before the Effective Date despite paragraph (b), then any Shareholder may terminate this Agreement by notice in writing to the other Shareholders. Termination will not affect the right of any Shareholder to bring an action against any other party for a breach of paragraph (b) occurring before such termination,

2.2       AUTHORISED CAPITAL

          On the Effective Date:

          (a) the 2 ordinary shares of $1.00 each presently on issue, as referred to in Recital D, shall be re-classified as "B" Shares; and

          (b) the authorised capital of the Company shall be increased to $2,000,000 divided into 2,000,000 ordinary shares of $ 1. 00 each comprising 1,000,000 "A" Shares and 1,000,000 "B" Shares.

2.3       ARTICLES OF ASSOCIATION

          On the Effective Date by a meeting of shareholders, the Articles of Association of the Company shall be converted to the form of the draft annexed hereto and marked "A".

2.4       ISSUE OF CAPITAL IN THE COMPANY

          On the Effective Date:

          (a) BTI shall subscribe for, fully pay-up and be issued with 300 "A" shares in the capital of the Company issued at a price of, 4,685.00 per share (being $1.00 par and $4,684.00 premium per share) for a total consideration of $1,405,500.00.

          (b) Castella shall subscribe for, fully pay-up the par value of and be issued with 149 "B" shares in the capital of the Company issued at par of $1.00 for a total consideration of $149.00; and

          (c) Secure shall subscribe for, fully pay-up the par value of and be issued with 549 "B" shares in the capital of the Company issued at par of $1.00 for a total consideration of $549.00.

          so that immediately thereafter, BTI will hold 300 "A" shares, Castella will hold 150 "B" shares and Secure will hold 550 "B" shares.

2.5       OPTIONS

          (a) On the Effective Date the Company shall issue the following options (with the Option Terms attaching) to the Shareholders to subscribe for further shares:

               (i) to BTI, an option to subscribe for, fully pay-up and be issued with a further 300 "A" shares in the capital of the Company issued at a price of $4,685.00 per share (being $1.00 par and $4,684.00 premium per share) for a total consideration of $1,405,500.00 at any time on or before the first anniversary of the Effective Date (the "FIRST BTI OPTION");

               (ii) to BTI, an option to subscribe for, fully pay-up and be issued with a further 600 "A" shares in the capital of the Company issued at a price of $4,685.00 per share (being $1.00 par and $4,684.00 premium per share) for a total consideration of $2,811,000. 00 at any time on or before the second anniversary of the Effective Date (the "SECOND BTI OPTION");

              (iii) to Castella an option to subscribe for, fully pay-up the par value of and be issued with a further 150 "B" shares in the capital of the Company issued at par of $1.00 for a total consideration of $150.00 on the first anniversary of the Effective Date;

               (iv) to Castella, an option to subscribe for, fully pay-up the par value of and be issued with a further 300 "B" shares in the capital of the Company issued at par of $1.00 for a total consideration of $300.00 on the second anniversary of the Effective Date;

               (v) to Secure an option to subscribe for, fully pay-up the par value of and be issued with a further 550 "B" shares in the capital of the Company issued at par of $1.00 for a total consideration of $550.00 on the first anniversary of the Effective Date; and

               (vi) to Secure, an option to subscribe for, fully pay-up the par value of and be issued with a further 1100 "B" shares in the capital of the Company issued at par of $1.00 for a total consideration of $1100.00 on the second anniversary of the Effective Date.

          (b) if the First BTI Option is not exercised on or before the first anniversary of the Effective Date, then the Second BTI Option will lapse.

2.6       FIRST DIRECTORS

          From the Effective Date the first Directors shall be Dr. Brandon (the first Chairman who, for the purposes of this Agreement, shall be regarded as having been appointed by Castel1a). Dr. Mountford (who, for the purposes of this Agreement, shall be regarded as having been appointed by Secure) and Mr. Elliot Lebowitz, President and Chief Executive Officer of BTI, (who, for the purposes of this Agreement, shall be regarded as having been appointed by BTI).

2.7       SECRETARY AND PUBLIC OFFICER

          From the Effective Date the first secretary of the Company and its first public officer shall be Dr. Brandon

2.8       REGISTERED OFFICE

          The registered office of the Company shall be at Level 10, 420 St Kilda Road, Melbourne, Victoria.

2.9       BANKING

          The Company's banker shall be Australia and New Zealand Banking Group Limited (420 St. Kilda Road branch) and the first signatories to the Company's bank account shall be determined by the Board on the Effective Date.

2.10     AUDITORS

          The Auditors shall be KPMG Peat Marwick of 161 Collins Street, Melbourne.

2.11      FINANCIAL YEAR

          The financial year of the Company shall be based on a calendar year.

3.        BUSINESS OF THE COMPANY

3.1       NATURE OF BUSINESS

          From the Effective Date the business of the Company shall be:

          (a) to develop, research, manufacture, sell, license and otherwise exploit products, processes, technologies and techniques in stem cell and cell biology;

          (b) in particular, the Company will undertake to implement the RESEARCH Plan in Appendix A of the BTI Research and License Agreement and other RESEARCH plans prepared pursuant to the BTI Research and License Agreement from time to time, which describe the application of the Company's technology to the porcine system and BTI's mini-swine for the purposes of developing a universal donor pig useful in xenotransplantation; and

          (c) such other business or businesses as all of the Shareholders may hereafter agree.

4.        THE BOARD OF DIRECTORS

4.1       BOARD

          The Company shall, until otherwise agreed by all of by the Shareholders, have a Board consisting of 3 Directors, of which:

          (a)  1 Director may be appointed, removed and replaced by BTI;

          (b)  1 Director may be appointed, removed and replaced by Castella;
               and

          (c)  1 Director may be appointed, removed and replaced by Secure.

          A quorum of all Board meetings shall, subject to this Agreement, be an even number, consisting of a minimum of 2 Directors, one of which must represent BTI and one of which must represent either of the Management Shareholders.

4.2       CHAIRMAN

          The Board shall elect a Chairman from amongst its members subject to the following rules:

          (a) for the period of 2 years from the Effective Date the Chairman shall be Dr. Brandon and for the next 2 years thereafter the Chairman shall be Dr. Mountford: and

          (b) thereafter the Chairman from year to year is to be such person as the Board may decide pursuant to the Articles of Association.

4.3       NO CASTING VOTE

          The Chairman of Directors shall not have nor purport to exercise any power of a casting vote.

5.        BOARD POWERS AND MEETINGS

5.1       MEETINGS

          The Board shall meet on a quarterly basis and at such other times as may be required.

5.2       POWERS

          The Board shall have responsibility for matters concerning policy and direction of the Company.

5.3       UNANIMOUS BOARD APPROVAL

          Subject to clause 5.4, unanimous approval of all of the members of the Board shall be required for adoption and implementation of:

          (a) annual business plans and budgets arising under the BTI Research and License Agreement;

          (b) requests to the Shareholders for additional funds, whether by way of subscription for additional equity or loans;

          (c) the appointment or termination of the General Manager or other executive officers and the resolution of any issues arising from the Brandon Consultancy Agreement or the Mountford Consultancy Agreement;

          (d) any change to the location of the Company's operations or offices;

          (e) the acquisition, grant, surrender, sale, disposal or termination of or change to any material rights, agreements or arrangements in which BTI has an actual, prospective or contingent interest under the BTI Research and Licence Agreement;

          (f) the acquisition, grant, surrender, sale, disposal or termination of or change to any technology or rights to intellectual property of any description in relation to the Business (or of or to any material licences relating thereto) in which BTI has an actual, prospective or contingent interest under the BTI Research and Licence Agreement and also for the resolution of any issues arising from the Original License Agreement and the BTI Research and License Agreement;

          (g)  the sale or purchase of any material fixed assets of the Company;

          (h)  the creation of any encumbrance over any asset of the Company;

          (i) the Company entering into any arrangement or incurring any liability which is not in the ordinary course of the Business;

          (j) the Company entering into any arrangement or incurring any liability which is not on arms length terms;

          (k) granting an employee of the Company a total salary package exceeding $100,000 per annum;

          (l) the creation of any committees of the Board or the delegation of any power of the Board;

          (m)  the appointment or removal of the Auditor;

          (n) the recommendation or declaration of any interim or final dividend;

          (o) any material deviation from any annual business plans or budgets approved by the Board under paragraph (a) of this clause;

          (p) any material alteration in the Business, the merger of the Business with any other business, the acquisition of any business or the entering into of any new business;

          (q) disposal of the Business or any substantial part of it or the disposal of any subsidiaries;

          (r) the appointment of a liquidator to the Company or any proposal to wind up the Company;

          (s) the acquisition of any equity or security convertible into equity;

          (t) the issue of shares, debentures, convertible notes, options or other equity or debt securities of the Company other than under clause 2.4 or clause 2.5;

          (u)  any change in bank account signatories;

          (v)  the formation or acquisition of any subsidiaries;

          (w) capital expenditure exceeding $50,000 other than in accordance with the BTI Research and License Agreement;

          (x) any borrowing causing the Company's total borrowings to exceed $ 100,000;

          (y) any proposed amendment to the Company's memorandum or articles of association; and

          (z)  any proposed variation of rights attaching to Shares.

5.4       QUALIFICATION OF CLAUSE 5.3

          (a)  All paragraphs of clause 5.3 except paragraphs (e), (f), (p) and
               (v) shall cease to operate on the first to occur of the following:

               (i) midnight (Melbourne time) on the first anniversary of the Effective Date, if the First BTI Option has not been exercised on or before that time; or

               (ii) midnight (Melbourne time) on the second anniversary of the
                    Effective Date, if the Second BTI Option has not been exercised on or before that time; or

              (iii) midnight on the third anniversary of the Effective Date.

          (b) Paragraphs (e), (f), (p) and (v) of clause 5.3 shall only cease to operate at the end of the RESEARCH TERM (as defined in the BTI Research and License Agreement).

          (c) Apart from the matters mentioned in clause 5.3, decisions of the Board shall be by majority vote.

5.5       STATUS QUO FOR DEADLOCK

          In the event of deadlock (as defined in Clause 11.1) at Board level in relation to a matter referred to in clause 5.3, the provisions of clauses 11 and 12 shall apply.

          Pending the resolution of any such deadlock, the status quo in respect of that matter and the conduct of the Business shall continue.

5.6       BUSINESS PLANS

          The Shareholders will cause the Board to prepare in relation to each financial year of the Company a business plan and annual budget in the format approved by the Board and will cause the Board to see that during the relevant financial year the Company's Business is managed in accordance with that business plan and annual budget.

5.7       DIRECTOR'S EXPENSES

          The Company shall meet the reasonable travelling and accommodation expenses of Directors necessarily incurred in relation to attending meetings of the Board or otherwise for the Business.

5.8       DIRECTORS' FEES

          The Directors shall not be entitled to be paid directors' fees or remuneration merely as directors by the Company unless and until otherwise unanimously resolved by all Shareholders.

6.        SHAREHOLDERS TO FOSTER DEVELOPMENT IN COMPANY

6.1       SHAREHOLDERS TO USE BEST ENDEAVOURS

          Each Shareholder shall use its best endeavours (consistently with due prudence and the other provisions of this Agreement) to:

          (a) foster the development and profitable operation of the Business and each Shareholder will provide such assistance as may from time to time reasonably be requested of it by the Company or which all of the Shareholders agree would assist in the development of the Business; and

          (b) safeguard the long term interest, stability and growth of the Company.

7.       ADDITIONAL FUNDING OF THE COMPANY

7.1      ADDITIONAL FUNDING

         To the maximum extent practicable the Company shall be managed and run on a self funding basis. It is intended that, if the Board determines that the Company requires additional funding or financial accommodation, the first source of such funding shall in all cases be through additional venture capital from professional equity investors or corporations.

8.       GENERAL MANAGER

8.1      APPOINTMENT BY THE BOARD

         The Company shall have either a general manager or president, and such other managers with such powers and duties, as the Board may authorise.

8.2      POWERS AND DUTIES

         The powers, duties and responsibilities of the General Manager shall include (but not be limited to) the following:

         (a) to prepare reports and recommendations for presentation to the Board;

         (b) to prepare all budgets of the Company for presentation to the Board;

         (c) to hire and fire employees, execute contracts with suppliers or subcontractors or other contracts with third parties, as authorised by Board resolution;

         (d)  to execute and carry out the resolutions of the Board; and

         (e) to conduct the Company's daily business operations in accordance with the powers that may from time to time be delegated to the General Manager by the Board.

9.       FINANCIAL REPORTS; DIVIDEND AND BORROWING POLICIES; AND SECONDMENTS

9.1      FINANCIAL REPORTS

         The Shareholders shall ensure that the Company:

         (a) adopts appropriate management information systems and management reporting formats;

         (b) causes its financial affairs to be audited by the Auditors in accordance with statutory requirements at the end of each financial year, and at the request and cost of the requesting Shareholder at such other times as such Shareholder may request;

          (c) provides to each of the Directors and to each of the Shareholders as soon as available, and in any event within 90 days after the end of each financial year of the Company, a copy of the audited balance sheet of the Company as at the end of that financial year, a copy of the audited profit and loss account of the Company and a copy of the cash flow statement for that financial year in all reasonable detail and subject to any contrary determination by the Board prepared in conformity with generally accepted Australian accounting principles and practices at the relevant time (including the Australian Accounting Standards and the Approved Accounting Standards) consistently applied;

          (d) provides to each of the Directors as soon as available, and in any event not later than 30 days after the end of each quarter, a copy of the balance sheet of the Company and a copy of the cash flow statement as at the end of that quarter;

          (e) provides such figures and confirmations to each Shareholder as may be reasonably required by that Shareholder for inclusion in or for the preparation of its own accounts and reports within 30 days after the end of each quarter and each financial year of that Shareholder or within such other period as may be agreed upon by the Shareholders;

          (f) provides to each of the Directors and to each Shareholder within 21 days after the end of the relevant accounting month all monthly reports and as soon as available other financial accounts projections budgets and reports that may be prepared on behalf of the Company from time to time as well as any other information as may be required by the Board from time to time; and

          (g) provides to each of the Directors and to each Shareholder within 7 days of the end of each accounting month a monthly sales and orders analysis for the Company.

9.2       DECLARATION OF DIVIDENDS

          The dividend policy shall be determined by the Board from time to time in accordance with this Agreement and sound business practice PROVIDED always that the long term interest, stability and growth of the Company shall be safeguarded.

9.3       PERFORMANCE BONDS AND GUARANTEES

          To the maximum extent possible the Company will obtain any necessary bank guarantees, performance bonds and the like required for the ordinary course of its business, supported by the security of its assets, without the need for guarantor or other support from the Shareholders. Subject to the foregoing, and if required by a unanimous resolution of the Board, the Shareholders shall join in supporting the Company in procuring adequate performance bonds, bank guarantees (other than guarantees of the Company's borrowings), and the like from reputable trading banks as required by the Company's customers, and shall share in the liabilities, costs and expenses of such support as follows:

                 -     as to 30% of liabilities, costs and expenses - BTI;

                 -     as to 15% of liabilities, costs and expenses - Castella;
                 -     as to 55% of liabilities, costs and expenses - Secure.

9.4       SECONDMENTS

          From time to time, as determined by unanimous resolution of the Board, each Shareholder will second necessary staff to the Company on a cost recovery basis, and for a period, to be approved by the Board.

10.       CONFIDENTIALITY OF THE COMPANY'S TECHNOLOGY AND KNOW-HOW

10.1      COVENANTS

          It is contemplated that each party hereto will disclose to the others proprietary and confidential technology, inventions, technical information, materials and the like provided in any form, including, but not limited to, drafts, copies, excerpts, notes and summaries thereof which are owned or controlled by them or which they are obliged to maintain in confidence ("Confidential Information"). Each party hereto agrees to maintain such Confidential Information in confidence and not to disclose any such Confidential Information to a third party without the prior written consent of the others and to use such Confidential Information only for the purposes of this Agreement.

10.2      EXCLUSIONS

          A party (the "RECIPIENT") may reveal Confidential Information of another party (the "PROVIDER") which the recipient establishes:

          (a) is required by law to be revealed, provided that the recipient immediately notifies the provider of the requirement and takes lawful steps and permits the provider the opportunity to oppose or restrict such disclosure to preserve as far as possible the confidentiality of the Confidential Information;

          (b) is in or enters the public domain other than through a breach of this Agreement;

          (c) is revealed to an AFFILIATE, a SUBLICENSEE under a sub-licence or a third party in accordance with the provisions of BTI Research and License Agreement;

          (d) was known to the recipient before its disclosure by the provider other than by way of a breach of Clause 10.1; or

          (e) is furnished to the recipient by a third party legally entitled to furnish such information and not under an obligation of confidentiality to the provider.

11.       DEADLOCK IN MANAGEMENT

11.1      DEADLOCK IN MANAGEMENT

          (a) If a disagreement occurs as between BTI on the one hand, and either of the Management Shareholders on the other hand, in relation to any matter considered by the Shareholders in a meeting, in relation to the Company or by the Board in a meeting in the discharge of its proper functions, including but not limited to the future of the Company or the conduct of the Business; or

          (b) if a failure occurs of a Shareholder or its representative to attend a duly convened Board meeting or Shareholders' meeting and two adjournments thereof (after such meetings have been adjourned for 14 days on each occasion and due notice thereof given to all parties), and such disagreement or failure is one which in the reasonable opinion of any Shareholder prejudices or may prejudice the proper and efficient operation of the Company or the conduct of the Business (hereafter referred to as the "deadlock") and further the deadlock is not resolved within 30 days of it arising, the matter shall, at the request of that Shareholder or any Director nominated by Shareholder, be referred to and/or discussed by the Shareholders or their nominees ("MEETING OF SHAREHOLDERS"). The Shareholders shall forthwith consult in good faith for a period of not more than 30 days with a view to achieving a mutually acceptable decision.

11.2      PROCEDURES TO RESOLVE DEADLOCK OR DISPUTES

          (a) If the Meeting of Shareholders fails to resolve the deadlock within the aforesaid period of 30 days, then clause 12.1 shall be invoked unless it is agreed at the Meeting of Shareholders that the chief executive of BTI and a representative nominated by the Management Shareholders shall meet ("MEETING OF RESPECTIVE DIRECTORS") at such place and time to discuss and endeavour to resolve the deadlock in a manner acceptable to all Shareholders.

          (b) If it is agreed at the Meeting of Shareholders that the Meeting of Respective Directors shall take place, then the following conditions shall apply:

               (i) the Meeting of Respective Directors shall take place within 30 days of the agreement to hold such meeting at such place and time agreed at the Meeting of Shareholders; and

               (ii) if the deadlock is not settled or withdrawn within 30 days of holding the Meeting of Respective Directors (or such shorter or longer period agreed in writing by the respective directors), then clause 12.1 shall be invoked.

12.       DEADLOCK-BREAKING MECHANISM

12.1      TRANSFER OF SHARES TO RESOLVE DEADLOCK

          (a) If the deadlock remains unresolved notwithstanding clause 11, then any of the Shareholders may give a written notice to the others (the Shareholder giving the notice hereinafter referred to as the "OFFEROR") signifying its intention to sell all the issued shares (the "TRANSFER SHARES") in the Company held by the Offeror.

          (b) If, in any respect of any one deadlock, more than one Shareholder has given a notice under clause 12.1(a), the notice given by the Shareholder which made the request under clause 11.1 shall be treated as the operative notice and all other notices under clause 12.1(a) shall be disregarded.

          (c) If an agreement is reached between the Offeror and the other Shareholders under which the Offeror will sell the Transfer Shares to one or both of the other Shareholders within 30 days of the giving of the notice by the Offeror, then the Transfer Shares shall be sold by the Offeror at the price and in the manner as agreed by the parties. If the parties cannot agree on the price and/or the manner of selling the Transfer Shares within 30 days of giving the notice hereunder by the Offeror, then Article 7 shall apply as if the notice given hereunder was a Transfer Notice given pursuant to Article 7.4.

13.       DEFAULT

13.1      EVENTS OF DEFAULT

          If any of the following events ("EVENT OF DEFAULT") occur:

          (a) (i) a Shareholder is in breach of any of its material obligations under this Agreement or the Articles of Association; or

               (ii) Castella is in breach of any of its material obligations under the Brandon Consultancy Agreement; or

              (iii) the Engagement under the Brandon Consultancy Agreement is terminated pursuant to Clause 12 thereof; or

               (iv) Dr. Brandon is in breach of any of his covenants or
                    obligations under the Brandon Covenant: or

               (v) Secure is in breach of any of its material obligations under the Mountford Consultancy Agreement: or

               (vi) the Engagement under the Mountford Consultancy Agreement is terminated pursuant to Clause 12 thereof; or

              (vii) Dr. Mountford is in breach of any of his covenants or obligations under the Mountford Covenant.

               and, in the case of a breach, if it is a breach which is capable of being remedied, the breach is not remedied to the reasonable satisfaction of a Shareholder who requires the breach to be remedied within 30 days after written notice requiring the breach to be remedied is given by that Shareholder to:

             (viii) the Shareholder in breach; or

               (ix) Castella, in the case of any breach by Castella or Dr.
                    Brandon; or

               (x)  Secure, in the case of any breach by Secure or Dr.
                    Mountford,

               as the case requires;

          (b) an Insolvency Event in relation to either Castella or Secure or in relation to the ultimate holding company of either Castella or Secure;

          (c) a Change in Control in respect of either Castella or Secure, and BTI does not give its consent thereto (such consent not to be unreasonably withheld);

          (d) a deadlock occurs for the purposes of clause 11, which has not, despite clause 12 and the Articles of Association, been resolved within 12 months from when the deadlock first arose;

          (e) a period of 4 months has elapsed after the determination of the "Fair Price" pursuant to Article 7.9 and no sale of Shares has resulted pursuant to the operation of Article 7, (in circumstances where Article 7.4 was triggered, without any deadlock); or

          (f)  a Trust Event in relation to either Castella or Secure,

          then the provisions of clause 13.2 shall apply.

13.2      REMEDIES FOR EVENTS OF DEFAULT

          (a) If an Event of Default occurs under clause 13.1(a), not involving a breach by BTI, then BTI may elect to invoke either clause 13.4 or clause 13.5.

          (b) If any Event of Default concerning Castella or Secure occurs under clause (b) or (c) or (f), BTI may elect to invoke either clause 13.4 or clause 13.5.

          (c) If BTI commits an Event of Default under clause 13.1(a), either of the Management Shareholders may elect to invoke either clause
               13.3 or clause 13.4 (and upon either of the Management Shareholders electing to invoke either clause 13.3(a) or clause 13.4, the right of the other to do so shall thereupon cease);

          (d)  If an Event of Default under Clause 13.1(d) occurs:

               (i) provided that BTI has not failed to exercise either the First BTI Option or the Second BTI Option before they lapse; then BTI and BTI alone may elect to invoke either Clause
                    13.4 or Clause 13.5; or

               (ii) if either the First BTI Option or the Second BTI Option has lapsed because of a failure to exercise them by BTI before expiry, then any Shareholder may elect to invoke Clause 13.4 or Clause 13.5 (and upon any Shareholder making any such election the right of the other Shareholders to do so shall thereupon cease);

          (e) If an Event of Default under Clause 13.1(e) occurs, BTI may sell its Shares (or any of them) to any third party at any price and on any terms and conditions without complying with Article 7;

          (f)  If any Event of Default occurs involving a breach by:

               (i) either Castella or Dr. Brandon, then those of the Castella Options which have not been exercised by the time the Event of Default first occurs will thereupon lapse; or

               (ii) either Secure or Dr. Mountford, then those of the Secure
                    Options which have not been exercised by the time the Event of Default first occurs will thereupon lapse.

13.3      INVOKING OF PRE-EMPTION RIGHTS

          A Shareholder entitled to invoke this clause 13.3 may, without limiting its rights or remedies by notice in writing:

          (a) elect, as a buyer of Shares, to invoke the operation of the Pre-emption Rights in Article 7 of the Articles of Association, and on service of such notice the other Shareholders will be deemed to have served on the Company a Transfer Notice in respect of all of the Shares held by that Shareholder with the Shares being valued in accordance with Article 7.9; or

          (b) elect, as a seller of Shares, to invoke the operation of the Pre-emption Rights in Article 7 of the Articles of Association, and on service of such notice that Shareholder will be deemed to have served on the Company a Transfer Notice in respect of all of the Shares held by that Shareholder with the Shares being valued in accordance with Article 7.9.

13.4      VALUATION OF SHARES ON BREACH

          (a) Where paragraph (b) does not apply, a Shareholder entitled to invoke this clause 13.4 may request ("REQUEST") the Company to activate Article 7.9 in order to determine the Fair Price of each Share as at the date of the Request. The Company shall thereupon proceed to implement Article 7.9, which will then apply mutatis mutandis. Once the Fair Price has been determined and advised to all

               Shareholders, the Shareholder who made the Request may within 60 days, and subject to obtaining any necessary FATA consent in terms of Article 7.13, acquire all the Shares:

               (i) held by BTI, when this Clause 13.4 is invoked as a result of a breach by BTI; or

               (ii) held by Castella, when this Clause 13.4 is invoked as a result of a breach by either Castella or Dr. Brandon or as a result of termination of the Engagement under the Brandon Consultancy Agreement: or

              (iii) held by Secure, when this Clause 13.4 is invoked as a result of a breach by either Secure or Dr. Mountford or as a result of termination of the Engagement under the Mountford Consultancy Agreement; or

               (iv) held by all other Shareholders, when this clause 13.4 is invoked under Clause 13.2(d);

               (each a "transferring Shareholder") and upon tender of payment in cash or bank cheque of the Fair Price for each of those Shares then each transferring Shareholder shall be bound to transfer all the Shares it holds (at the office of the Company, during business hours, upon 7 days' notice of settlement). Article 7.11 will apply mutatis mutandis.

          (b) Where BTI is entitled to invoke this Clause 13.4 because of the operation of Clause 12.1(b) of the Brandon Consultancy Agreement or the Mountford Consultancy Agreement, then BTI may require ("Requirement") the Auditors to determine and certify to the Shareholders within one month of the making of such Requirement the sum per Share considered by the Auditors to be the net asset value on a consistent basis with the Company's annual accounts (prepared or audited by the Auditors) of each of the Shares as at the date of the Requirement (the "NET ASSET PRICE"). To determine the Net Asset Price the Auditors shall determine the amount which they consider to be the value, as at the date of the Requirement, of the entire net assets of the Company and shall divide that amount by the number of Shares issued in the capital of the Company. The Auditors shall be allowed unrestricted access to all papers and records of the Company which they may require in order to determine the Net Asset Price and the Directors and the Shareholders shall co-operate fully to allow the Net Asset Price to be determined by the Auditors. The Auditors shall act at the cost and expense of the Shareholders pro-rata their shareholdings, and shall act as experts not as arbitrators. Once the Net Asset Price has been certified in writing and delivered to all Shareholders, BTI may within 60 days, and subject to obtaining any necessary FATA consent in terms of Article 7.13, acquire all the Shares held by Castella (when this Clause 13.4 is invoked because of the operation of Clause 12.1(b) of the Brandon Consultancy Agreement) or by Secure (where this clause 13.4 is invoked because of the operation of Clause 12.1(b) of the Mountford Consultancy Agreement) upon tender of payment in cash or bank cheque of the Net Asset Price for each of those Shares and Castella or Secure (as the case requires) shall be bound to transfer all the Shares it holds (at the office of the Company, during business hours, upon 7 days' notice of settlement).
               Article 7.11 will apply mutatis mutandis.

13.5      WINDING UP

          A Shareholder entitled to invoke this clause 13.5 shall be entitled to request and procure that the Company shall be wound up voluntarily. All the Shareholders must join in taking all necessary action to procure such winding up within 30 days of being requested to do so. In default of a Shareholder so acting within 30 days, the Shareholder entitled to invoke this clause 13.5 shall be deemed to be irrevocably empowered to vote all of the Shares held by all Shareholders in the Company and to pass all necessary Board resolutions as are necessary to effect the winding up of the Company and appointment of a liquidator to the Company (notwithstanding the quorum or other requirements for all such Board and Shareholders' meetings).

13.6      CONSEQUENCES OF WINDING UP

          (a) In the event of the winding up of the Company, the Company's assets shall be distributed according to law, with any surplus being distributed between the Shareholders according to their shareholding in the Company.

          (b) To the extent that any of the Shareholders does not receive satisfaction in full in the winding up of the Company of all sums due or to fall due to it, the aggregate shortfall between all sums due or to fall due to the Shareholders and all amounts actually recovered by the Shareholders from the Company or its liquidator (whether by direct payment or the exercise of any right of set-off or otherwise) shall be calculated and apportioned between the Shareholders in proportion to their shareholdings in the Company and payment shall be made by and between the Shareholders to ensure that each Shareholder bears its respective share of the aggregate amount of such shortfall pro rata to its shareholding.

14.       STATEMENT ON SHARE CERTIFICATES

14.1      SHARE CERTIFICATES TO REFER TO RESTRICTIONS ON TRANSFER

          The Shareholders shall cause the Company to endorse on each of the Company's share certificates the following legend:

               "The shares to which this certificate relates are subject to and transferable only in accordance with the provisions of Article 7 of the Company's Articles of Association and the Shareholders Agreement dated 5 April 1994 between BioTransplant Incorporated, Castella Research Pty Ltd., Secure Sciences Pty Ltd. and the Company."

15.       ARBITRATION

15.1      NEUTRAL VENUE

          Any matter or disagreement under this Agreement or relating to the Company (other than those referred to in clauses 11.1 and 12 or arising out of clause 13) shall be submitted to an arbitrator to so decide any such matter or disagreement. The arbitrator shall conduct the arbitration in accordance with the Rules of the International Chamber of Commerce unless the parties agree otherwise. If the parties are unable to mutually select an arbitrator, the arbitrator shall be selected in accordance with the procedures of the International Chamber of Commerce. The decision and award rendered by the arbitrator shall be final and binding. Judgment upon the award may be entered in any court having jurisdiction thereof. Any arbitration pursuant to this Clause shall be held in London, England, in the English language or such other place as may be mutually agreed upon in writing by the parties.

16.       EFFECT OF SHARE TRANSFER

16.1      CONDITIONS OF TRANSFER

          Upon one Shareholder transferring all of its Shares to another Shareholder or Shareholders ("ACQUIRING SHARES") (for any reason), the following provisions shall apply and shall be given effect to as a condition of completion of the Acquiring Share transfer:

          (a) the Shareholder or Shareholders transferring its or their Shares ("TRANSFEROR") to the acquiring Shareholder ("TRANSFEREE") shall be entitled to receive:

               (i) payment of all outstanding loans owing to the Transferor by the Company less the Transferor's Contribution (if applicable);

               (ii) a release and/or satisfactory indemnity in respect of all guarantees, performance bonds, letters of credit, insurance policies and the like given by the Transferor to support the Company's obligations subject to the Transferor adequately securing to the reasonable satisfaction of the Transferee any and all liability of the Transferee with respect to the Transferor's Contribution (if applicable); and

              (iii) payment of the price for its Shares (subject only to set-off (if applicable) for any liquidated amount which at that time has been finally determined as payable to the Transferee (whether by way of damages for breach of contract or otherwise).

               In this clause 16.1(a), the "Transferor's Contribution" means where the net assets of the Company (as determined by the Auditors of the Company acting as independent experts) on the date of the transfer of the Acquiring Shares is a negative amount (the "Negative Amount") the amount determined by multiplying the percentage that the number of Acquiring Shares bears to the total issued Shares of the Company with the Negative Amount. For the purpose of calculating the net assets of the Company, it shall be deemed that the net present value of all contingent liabilities including bank guarantees, performance bonds and leases and letters of credit have been called for payment;

          (b) the Transferor must tender the written resignation of any Director then appointed by it or them to the Board;

          (c) completion must occur within 30 days of the price of the Acquiring Shares being agreed or determined by valuation, in Melbourne, in business hours at the office of the Company or its solicitors;

          (d) unless then already terminated, the BTI Research and License Agreement shall remain in full force and effect in accordance with its terms;

          (e) if Castella ceases to be a Shareholder, the Brandon Consultancy Agreement shall be deemed to terminate contemporaneously with that cessation, without prejudice to the continued operation of its provisions which are expressed to have continuing effect after such termination; and

          (f) If Secure ceases to be a Shareholder, the Mountford Consultancy Agreement shall be deemed to terminate contemporaneously with that cessation, without prejudice to the continued operation of its provisions which are expressed to have continuing effect after such termination.

17.       RELATIONSHIP OF THE SHAREHOLDERS

17.1      NO PARTNERSHIP OR AGENCY

          Nothing in this Agreement shall create or constitute or be deemed to create or constitute a partnership between the Shareholders for the purposes of any Partnership Act, the Income Tax Assessment Act or any other law of any jurisdiction and except as specifically provided herein no Shareholder shall act or represent or hold itself out as having authority to act as agent of or in any way bind or commit another Shareholder to any obligation.

17.2      RIGHTS AND OBLIGATIONS ARE SEVERAL

          The rights, duties, obligations and liabilities of the Shareholders shall be several and not joint or collective and nothing herein contained shall be construed as creating a partnership of any kind or an association or a trust, each Shareholder being individually responsible for only its own obligations as set out in this Agreement.

18.       MISCELLANEOUS

18.1      PERIOD OF AGREEMENT

          This Agreement shall terminate automatically if:

          (a) one Shareholder acquires all of the Shares held by the other Shareholders; or

          (b)  the Company is placed into liquidation,

          but without prejudice to the rights of any party in respect of any breach of this Agreement by another party occurring prior to termination.

18.2      FURTHER ASSURANCE

          The parties covenant and agree that each will do all acts and things and execute all deeds and documents and other writings as are from time to time reasonably required for the purposes of or to give effect to this Agreement.

18.3      PARAMOUNTCY OF THIS AGREEMENT

          (a) If there is any inconsistency between the provisions of this Agreement and the Articles of Association, the former shall, unless the contrary intention appears, prevail to the extent of the inconsistency.

          (b) If there is any inconsistency between the provisions of this Agreement and the BTI Research and License Agreement, the latter shall, unless the contrary intention appears, prevail to the extent of the inconsistency.

18.4      ENTIRE AGREEMENT

          This document, together with the Articles of Association, the Original License Agreement, the BTI Research and License Agreement, the Brandon Consultancy Agreement, the Mountford Consultancy Agreement, the Brandon Covenant and the Mountford Covenant incorporates the entire agreement of the Shareholders and their associates and the Company in relation to the Company and matters connected with the Company and supersedes all previous agreements, arrangements and understandings, written and oral, between the Shareholders in relation to the same.

18.5      MODIFICATION

          This Agreement may not be modified, amended, added to or otherwise varied except by a document in writing signed by each of the parties or signed on behalf of each party by a director under hand.

18.6      SERVICE OF NOTICES

          All notices, requests, consents and other documents authorised or required to be given by or pursuant to this Agreement shall be given in writing and either personally served or sent by certified or registered mail addressed or sent by facsimile transmission as follows:

          BTI
          To:            BioTransplant Inc.
          Address:       13th Street, Building 96
                         Charlestown Navy Yard
                         Charlestown MA 02129
                         United States of America
                         Attention: CEO
                         Facsimile: 617 241 8780

                         with a copy to:

                         Elliot M Olstein, Esq
                         Carella, Byrne, Bain, Gilfillan, Cecchi, Stewart
                            & Olstein
                         6 Becker Farm Road
                         Roseland NJ 07068
                         United States of America
                         Facsimile: 201 994 1744

          Castella, Secure or the
          Company
          To:            Mr. Bob Mead
          Address:       R.D. Larsson & Co.
                         Level 10
                         420 St Kilda Road
                         Melbourne Victoria
                         Facsimile: (03) 867-7226

                         with a copy to:

                         Mr. Chris Lovell
                         Holding Redlich
                         350 William Street
                         Melbourne Victoria
                         Facsimile: (03) 321-9900

          Notices, requests, consents and other documents ("NOTICES") shall be deemed served or given:

          (a) if personally served by being left at the address of the party to whom the Notice is given between the hours of 9:00 am and 5:00 pm on any Business Day, then in such case at the time the Notice is so delivered;

          (b) if sent by registered or certified mail, at the certified date of delivery;

          (c) if sent by facsimile transmission, on receipt by the sender of confirmation of successful transmission.

         Any party may change its address for receipt of Notices at any time by giving notice of such change to the other party. Any Notice given under this Agreement may be signed on behalf of any party by the duly authorised representative of that party and shall be sent to all other parties to this Agreement.

18.7     READING DOWN; SEVERANCE

         The covenants, undertakings and conditions and each and every part thereof contained in this Agreement shall be severable and shall be so construed as not to infringe the law of Australia or the law of any Australian State or of any other relevant jurisdiction. If any such covenant, undertaking or condition on its true interpretation is found to infringe any such law, that covenant, undertaking or condition shall be read down to such extent as may be necessary to ensure that it does not so infringe any such law and as may be reasonable in all the circumstances so as to give it a valid operation of a partial character. In the event that the infringing covenant, undertaking or condition cannot be so read down, it shall be deemed void and severable and shall be deemed deleted from this Agreement to the same extent and effect as if never incorporated herein and the Shareholders shall negotiate with each other for the purpose of substituting an appropriate clause so far as is practicable in lieu of such deleted covenant, undertaking or condition.

18.8     WAIVER DOES NOT EXCUSE LATER BREACH

         The waiver by a Shareholder of any breach of any term of this Agreement shall not prevent the subsequent enforcement of that term in respect of and shall not be deemed a waiver of any subsequent breach of that term.

18.9     ASSIGNMENT

         (a) This Agreement shall not be assigned by any of the parties without the prior written consent of the other parties (which consent shall not be unreasonably withheld or delayed), except that BTI without the consent of the other parties may assign this Agreement to an AFFILIATE (as defined in the BTI Research and License Agreement) or to a successor in interest or to a permitted transferee of BTI's Shares or in the case of a sale or transfer of all or substantially all of the portion of the business to which the BTI Research and License Agreement relates provided that such assignee shall agree to be bound by the terms and conditions of this Agreement and to acquire all Shares held by BTI provided further that in the foregoing circumstances, BTI shall promptly provide the Company with a copy of such executed assignment.

         (b) Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of the successors in interest and assigns of the parties hereto. Any such successor or assignee of a party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said party.

18.10    EACH SHAREHOLDER BEARS ITS OWN EXPENSES

         Each of the Shareholders shall bear its own expenses of and incidental to the preparation and execution of this Agreement but any stamp duty payable on or in respect of this Agreement shall be borne by the Shareholders equally.

18.11    GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the law from time to time of the State of Victoria and the parties agree to submit to the non-exclusive jurisdiction of the courts and arbitration processes in that State.

18.12    PUBLIC ANNOUNCEMENTS

         Each of the parties shall procure that neither it nor any of its related bodies corporate shall make any public announcement or disclosure to any person in relation to this Agreement or information of which it has become aware in connection with this Agreement unless it first consults with and obtains the agreement in writing of the other parties, which agreement shall not be unreasonably withheld, provided that:

         (a) following such consultation no party shall be entitled to withhold agreement in the case of a public announcement or notification where and to the extent that the same is required by law or the listing rules of any applicable stock exchange;

         (b) a party shall be entitled to make such disclosures to the directors, secretary, professional advisers and bankers of that party and its related bodies corporate so long as the party uses all reasonable endeavours to ensure that the matters disclosed are kept confidential.

18.13    COUNTERPARTS

         This Agreement may be signed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.

18.14    ENGLISH LANGUAGE

         This Agreement is written in English in two counterparts, each of which is deemed to be an original.

SIGNED as an agreement.

SIGNED SEALED AND DELIVERED by               )   [SIGNED BY RODERICK L J LYLE]
BIOTRANSPLANT INCORPORATED by                )   ---------------------------
its duly appointed attorney pursuant to      )   (Signature)
Power of Attorney dated 28 March 1994 in     )
the presence of:                             )

[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)


THE COMMON SEAL of                           )
CASTELLA RESEARCH PTY LTD ACN                )
006 125 364 was affixed by the authority of  )
the Board of Directors in the presence of:   )
[SIGNED BY MALCOLM ROY BRANDON]                  [SIGNED BY SUSAN BRANDON]

--------------------------------------------     ---------------------------
(Signature of Director)                          (Signature of Director)

[MALCOLM ROY BRANDON]                            [SUSAN BRANDON]

--------------------------------------------     ---------------------------
(Name of Director in Full)                       (Name of Director in Full)


THE COMMON SEAL of                           )
SECURE SCIENCES PTY LTD ACN 064              )
139 948 was affixed by the authority of the  )
Board of Directors in the presence of:       )
[SIGNED BY PETER SCOTT MOUNTFORD]                [SIGNED BY CHRISTOPHER JOHN
                                                 MOUNTFORD]

--------------------------------------------     ---------------------------
(Signature of Secretary/Director)                (Signature of Director)

[PETER SCOTT MOUNTFORD]                          [CHRISTOPHER JOHN MOUNTFORD]

--------------------------------------------     ---------------------------
(Name of Secretary/Director in Full)             (Name of Director in Full)

THE COMMON SEAL of STEM CELL                 )
SCIENCES PTY LIMITED ACN 063 293             )
130 was affixed by the authority of the      )
Board of Directors in the presence of:       )

[SIGNED BY PETER SCOTT MOUNTFORD]                [SIGNED BY MALCOLM ROY BRANDON]

--------------------------------------------     ---------------------------
(Signature of Secretary/Director)                (Signature of Director)

[PETER SCOTT MOUNTFORD]                          [MALCOLM ROY BRANDON]

--------------------------------------------     ---------------------------
(Name of Secretary/Director in Full)             (Name of Director in Full)

                                   SCHEDULE 1

                                  OPTION TERMS

1.       DEFINITIONS

         In these terms unless the contrary intention appears:

         "OPTION HOLDERS" means BTI, Castella and Secure;

         "OPTIONS" means the options conferred on the Option Holders by this Agreement;

         "NOTICE OF EXERCISE OF OPTION" means a notice of exercise of option in the form set out in the Schedule to these Option Terms;

2.       EXERCISE OF OPTIONS

          (a) Options may only be exercised in full. No partial exercise of Options is permitted.

          (b) An option is exercisable by the holder by delivering to the Company a Notice of Exercise of Option together with the exercise price for each option exercised and the option certificate in respect of the options. Remittances must be payable by bank cheque or other immediately available funds to Stem Cell Sciences Pty Ltd and (in the case of a bank cheque) should be crossed "not negotiable".

          (c) In the event that an Option Holder complies with the provisions of paragraph (b) the Company will allot and issue the shares the subject of the Option Holder's Option to the Option Holder prior to 5:00 pm on that date which is 7 days after the date of delivery of the Notice of Exercise of Option by the Option Holder.

3.       AUTHORISED CAPITAL

         The Company shall at all relevant times keep set aside out of its authorised capital such number of ordinary shares as would be necessary to satisfy the right to exercise options conferred under the Agreement on BTI, Castella and Secure. The Company shall not cause, procure or permit to be done anything would have the effect of reducing the number of ordinary shares so set aside below the number necessary for the said purpose.

4.       RECONSTRUCTION OF CAPITAL

          (a) In the event of any reconstruction of the issued capital of the Company, the number or nominal value of the options to which BTI, Castella and Secure are each entitled under the Agreement shall be reconstructed in the same proportion as the issued capital of the Company is reconstructed (subject to the same provisions with respect to rounding of entitlements as sanctioned by the meeting of shareholders approving the reconstruction of capital) but in all respects the terms for the exercise of options shall remain unchanged.

          (b) In the event of any reconstruction (including consolidation, sub-division, reduction or return) of the issued capital of the Company, the number of options or the exercise price of options or both will be reconstructed (as appropriate) in a manner which will not result in any benefits being conferred on Option Holders which are not conferred on shareholders and (subject to the provisions with respect to rounding of entitlements as sanctioned by the meeting of shareholders approving the reconstruction of capital) in all other respects the terms of the exercise of Options will remain unchanged.

5.       NO TRANSFER OF OPTIONS PERMITTED

         The options:

          (a)  are personal to the Option Holder;

          (b) may not be transferred or assigned to or encumbered or mortgaged in favour of any other person; and

          (c) may not be exercised by or on behalf of any person except the Option Holder.

6.       NOTICES

         Notices to Option Holders may be given by the Company in the manner prescribed by the Articles of Association of the Company for the giving of notices to members of the Company and the relevant provisions of the Articles of Association apply with all necessary modifications applicable to the Option Holder.

                                    SCHEDULE

                          NOTICE OF EXERCISE OF OPTION

NOTICE IS HEREBY GIVEN BY [INSERT NAME OF RELEVANT OPTION HOLDER] (the "Option Holder") to the Company that the Option Holder hereby irrevocably exercises the option hereafter described and granted to the Option Holder by the Company by the Shareholders Agreement dated 5 April 1994.

                                     OPTION

                 [INSERT DESCRIPTION OF OPTION BEING EXERCISED]



Dated this        day of                    199__.
           -------       -------------------
THE COMMON SEAL of [INSERT NAME OF                )
RELEVANT OPTION HOLDER]                           )
was affixed by the authority of the Board of      )
Directors in the presence of:                     )
                                                  )

(Signature of Secretary/Director)                 (Signature of Director)

--------------------------------------------      ---------------------------
(Name of Secretary/Director in Full)              (Name of Director in Full)

                          [or other binding attestion]

                                  ANNEXURE "A"

                                Corporations Law




                           A Company Limited by Shares



                             ARTICLES OF ASSOCIATION




                                       of




                         STEM CELL SCIENCES PTY LIMITED
                                 ACN 063 293 130

                                Corporations Law

                           A Company Limited by Shares

                             ARTICLES OF ASSOCIATTON

                                       OF

                         STEM CELL SCIENCES PTY LIMITED
                                 ACN 063 293 130

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In these Articles, unless the contrary intention appears:

         "ALTERNATE DIRECTOR" means a person for the time being holding office as an alternate director under Article 21.

         "BOARD" means the board of directors of the Company.

         "BTI" means BioTransplant Incorporated a corporation organised and existing under the laws of the State of Delaware and having its principal office at 13th Street, Building 96, Charlestown Navy Yard, Charlestown, MA, United States of America.

         "BTI RESEARCH AND LICENSE AGREEMENT" means the Research and License Agreement between BTI and the Company.

         "BUSINESS DAY" means any day on which all banks are generally open for business in Melbourne.

         "CASTELLA" means Castella Research Pty Ltd ACN 006 125 364.

         "COMPANY" means Stem Cell Sciences Pty Limited ACN 063 293 130.

         "CORPORATION" means any body corporate, whether formed or incorporated within or outside the State.

         "DIRECTOR" means a Director for the time being of the Company.

         "MANAGEMENT SHAREHOLDERS" means Castella and Secure.

         "OFFICE" means the registered office for the time being of the Company.

         "PAID UP" includes credited as paid up.

         "REGISTER" means the register of shareholders to be kept to comply with the Corporations Law.

         "RELATED BODY CORPORATE" means a corporation that is deemed to be related to the Company by virtue of section 50 of the Corporations Law.

         "REPRESENTATIVE" means a person appointed under Article 15.1 read with section 249(3) of the Corporations Law but not limited to specified meetings as required by section 249(3).

         "SEAL" means the common seal of the Company.

         "SECRETARY" means the secretary for the time being of the Company, and if there are joint secretaries, any one or more of such joint secretaries.

         "SECURE" means Secure Sciences Pty Ltd ACN 064 139 948.

         "SHAREHOLDERS" means BTI, Castella and Secure.

         "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement between BTI, Castella, Secure and the Company as of the date BTI first acquired Shares in the Company.

         "SPECIALLY RELATED BODY CORPORATE" means in relation to a given corporation the Special Subsidiaries of that corporation, any holding company of which that corporation is a Special Subsidiary and the Special Subsidiaries of every such holding company.

         "SPECIAL SUBSIDIARY" means a corporation which is a subsidiary within the meaning of all of the sub-paragraphs of section 46(a) of the Corporations Law as in force on 1 March 1994.

         "STATE" means the State of Victoria.

1.2      INTERPRETATION: MEANING OF CERTAIN WORDS

         In these Articles unless the contrary intention appears:

          (a) words importing the singular number include the plural number and vice versa;

          (b) words importing the masculine gender include the feminine gender and vice versa;

          (c)  words importing persons include Corporations;

          (d) an expression used in a particular Part or Division of the Corporations Law that is given by that Part or Division a special meaning for the purposes of that Part or Division has in any of these Articles that deals with a matter dealt with by that Part or Division unless the contrary intention appears the same meaning as in that Part or Division.

1.3      INTERPRETATION: APPLICATION OF THE CORPORATIONS LAW

         Section 110B of the Corporations Law applies in relation to these Articles as if they were an instrument made, granted or issued under the Corporations Law as amended from time to time.

1.4      INTERPRETATION: HEADINGS

         The headings to these Articles are not part of these Articles and shall not affect their meaning.

1.5      APPLICATION OF TABLE A

         The Regulations contained in Table A of Schedule 1 to the Corporations Law shall not apply to the Company.

2.       PROPRIETARY COMPANY

         The Company is a proprietary company and accordingly:

          (a) the right to transfer the shares of the Company is restricted in the manner and to the extent hereinafter appearing;

          (b) the number of shareholders of the Company (counting joint holders of shares as one person and not counting any person in the employment of the Company or of any subsidiary of the Company or any person who while previously in the employment of the Company or of any subsidiary of the Company was and thereafter has continued to be a shareholder of the Company) shall not be more than 50 (or any lower number stipulated in these Articles);

          (c) the Company shall not issue any invitation to the public to subscribe for or make any offer to the public to accept subscriptions for any shares in or debentures of the Company; and

          (d) the Company shall not issue any invitation to the public to deposit money with or make any offer to the public to accept deposits of money with the Company for fixed periods or payable at call whether bearing or not bearing interest.

3.       SHARE CAPITAL

3.1      AUTHORISED CAPITAL DIVIDED INTO "A" SHARES AND "B" SHARES

          (a) The authorised capital of the Company is $2,000,000 divided into 2,000,000 ordinary shares of $1.00 each comprising 1,000,000 "A" Shares and 1,000,000 "B" Shares. The "A" Shares and the "B" Shares shall in all respects rank pari passu.

          (b) "A" Shares may be held only by BTI, or a permitted transferee from BTI. "B" Shares may be held only by the Management Shareholders or a permitted transferee from them.

4.       SHARE ISSUES

4.1      BOARD CONTROL

         Subject to Article 3, shares in the Company's capital shall be issued subject to a resolution of the Board.

5.       REGISTERED HOLDER ABSOLUTE OWNER

5.1      NO EQUITABLE INTERESTS RECOGNISED

         Except as required by law or otherwise provided in the Articles, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to recognise any equitable or other claim to or interest in such share on the part of any other person whether or not it has notice of same.

6.       SHARE CERTIFICATES

6.1      SHARE CERTIFICATES TO BE ISSUED UNDER SEAL

         Certificates in respect of shares shall be issued under the Seal or, subject to the Corporations Law, in such other manner as the Board may determine.

6.2      SHAREHOLDERS' ENTITLEMENT TO SHARE CERTIFICATES

         Unless the conditions of the allotment of the shares provide otherwise, every Shareholder shall be entitled to one certificate, without payment, in respect of the shares registered in his name, or to several certificates in reasonable denominations.

6.3      DUPLICATE CERTIFICATE IF ORIGINAL DAMAGED OR DEFACED

         If any share certificate, letter of allotment, transfer, receipt or any other document of title to shares is worn out or defaced, then upon production thereof to the Board the Board may order the same to be cancelled and may issue a duplicate in lieu thereof.

6.4      DUPLICATE CERTIFICATE IF ORIGINAL LOST OR DESTROYED

         If any share certificate, letter of allotment, transfer, receipt or any other document of title to shares is lost or destroyed, a duplicate thereof may be issued upon the conditions set out in the Corporations Law and upon payment of such fee (not exceeding that prescribed pursuant to the Corporations Law) as the Board may from time to time determine.

7.       TRANSFER OF SHARES

7.1      INSTRUMENT OF TRANSFER COMPULSORY

         No transfer of shares shall be registered unless a proper instrument of transfer has been delivered to the Company. Except as provided by the Corporations Law or by these Articles, the instrument of transfer of any shares shall be signed by the transferor and, if required by the Company, by the transferee.

7.2 DIRECTORS MUST REGISTER TRANSFER MADE IN OBSERVANCE OF PRE-EMPTIVE RIGHTS BUT MAY REFUSE TO REGISTER OTHER TRANSFERS

         The Directors shall be bound to approve and register a transfer of shares executed in compliance with Article 7 or with the Shareholders Agreement but may decline to approve and register any other transfer of shares without being bound to give any reason for such refusal.

7.3      NO TRANSFER UNLESS PRE-EMPTIVE RIGHTS OBSERVED

         A Shareholder shall not sell, assign or transfer all or any of its shares in the capital of the Company or any interest therein except as provided in this Article 7 or as provided in the Shareholders Agreement, and any such transfer shall only be proposed for all of the shares in the Company held by that Shareholder.

7.4      SELLER MUST GIVE TRANSFER NOTICE

         Any Shareholder (the "PROPOSING TRANSFEROR") may give a notice in writing (a "TRANSFER NOTICE") to the other shareholders (the "OTHER SHAREHOLDERS") and the Company stating that it desires to sell assign and transfer all (and not some only) of its shares in the capital of the Company (the "SALE SHARES") to the Other Shareholders (or any one or more of them).

7.5      RIGHT TO PURCHASE ALL SALE SHARES

         The Other Shareholders shall have an exclusive right and option for a period of 60 days from receipt of a Transfer Notice pursuant to Article
         7.4 (the "Option Period") to purchase all (and not some only) of the Sale Shares.

7.6      ACCEPTING SHAREHOLDERS TO SERVE NOTICE

         If any Other Shareholder (an "Accepting Shareholder") wishes to purchase any or all of the Sale Shares, it shall before the end of the Option Period serve a notice on the Company (an "Acceptance Notice") stating its intention to purchase and the number of Sale Shares it wishes to purchase. The Company shall within 7 days of the end of the Option Period forward to the Proposing Transferor copies of all Acceptance Notices received. The Transfer Notice will be deemed withdrawn at the end of the Option Period if by then the Company has not received Acceptance Notices for all the Sale Shares and thereupon the Proposing Transferor will be deemed to have made a request under
         Article 7.8(a)(ii).

7.7      ACCEPTANCE NOTICES EXCEEDING SALE SHARES

         If more than one Accepting Shareholder serves an Acceptance Notice and the sum of the number of shares specified in the Acceptance Notices is greater than the number of the Sale Shares, then in default of agreement to the contrary between the Accepting Shareholders, the Sale Shares may only be transferred to each of the Accepting Shareholders pro-rata to their respective holdings of shares in the Company at that time, provided that none of the Accepting Shareholders can be required to purchase a greater number of the Sale Shares than stated in its Acceptance Notice.

7.8      SALE PRICE

          (a)  If:

               (i) the Proposing Transferor and the Accepting Shareholders have not agreed on the price of the Sale Shares before the end of the Option Period;

               (ii) the Proposing Transferor or any Accepting Shareholder gives notice to the others of them before the end of the first business day after the end of the Option Period requesting that the price of the Sales Shares be determined in accordance with Article 7.9; or

               (iii) clause 12.1(c) of the Shareholders Agreement applies,

               then the Proposing Transferor shall be deemed to have made an offer to sell the Sale Shares to the Other Shareholders under
               Article 7.10 at the Fair Price determined pursuant to Article
               7.9.

7.9      IF NO AGREED PRICE ACCOUNTANTS ARE APPOINTED TO VALUE SHARES

          (a) Where this Article applies, the Company shall within 14 days of it becoming applicable, request the office in the capital city of the State of two leading international firms of accountants (not being the auditors of any Shareholder) appointed by the President for the time being of the Branch in the State of the Institute of Chartered Accountants in Australia (the "ACCOUNTANTS"), to severally determine and certify to the Company within 30 days after the making of such request the sum per share considered by the Accountants to be the fair market value, having due regard to:

               (i)  maintainable earnings and future cash flow projections;

               (ii) market prices for businesses similar to that carried on by the Company;

               (iii) the value of the Company as a going concern to a vendor not unwilling but not anxious to sell and other factors which the Accountants deem to be relevant; and

               (iv) the value of the Company's assets determined on both a historic cost and replacement cost basis,

               of each of the Sale Shares as at the date of the Transfer Notice. The average of the value of each Sale Share determined by the Accountants shall be the sale price of each Sale Share (the "FAIR PRICE").

          (b) To determine the Fair Price the Accountants shall determine the amount which they consider to be the fair market value as at the date of the Transfer Notice of the entire issued share capital of the Company and shall divide that amount by the number of shares issued in the capital of the Company.

          (c) The Accountants shall be allowed unrestricted access to all papers and records of the Company which they may require in order to determine the Fair Price and the Directors and the Shareholders shall co-operate fully to allow the Fair Price to be ascertained by the Accountants.

          (d) The Accountants shall act at the cost and expense of the Proposing Transferor and shall act as experts and not as arbitrators.

7.10     NEW TRANSFER NOTICE

          (a) Upon determination of the Fair Price, the Proposing Transferor will be deemed to have thereupon issued a new Transfer Notice under Article 7.4, but with the sale price of each Sale Share being specified as the Fair Price. Articles 7.5 to 7.7 (inclusive) will apply (mutatis mutandis) to such Transfer Notice;

          (b) If within 60 days after the determination of the Fair Price, the Company has not received Acceptance Notices for all of the Sale Shares, then the Proposing Transferor shall be entitled (but not obliged) to acquire from the Other Shareholders all of the shares held by the Other Shareholders for a price equal to the Fair Price of each share, payable in cash within 30 days and subject to clause 16.1 of the Shareholders Agreement.

7.11     REMEDY FOR FAILURE TO TRANSFER SHARES

         If the Shareholder or Shareholders which pursuant to this Article 7 has or have become bound to transfer the shares held by it or them to the other Shareholders (or any one or more of them) (the firstmentioned Shareholder(s) being herein referred to as the "TRANSFEROR" and the other Shareholder(s) being hereinafter referred to as the "TRANSFEREE") defaults in doing so, one of the Transferee's directors duly nominated for that purpose by resolution of the Transferee's directors shall, forthwith upon delivery to the Transferor of a bank cheque for the purchase price calculated in accordance with these Articles and clause 16 of the Shareholders Agreement, be deemed to be the duly appointed attorney of the Transferor with full power to execute, complete and deliver in the name and on behalf of the Transferor transfers to the Transferee of those of the shares held by the Transferor and the Transferee shall thereupon be entitled to possession of the scrip for the same and to be registered as beneficial holder of the shares and to exercise all votes attaching to such shares.

7.12     CIRCUMSTANCES IN WHICH PREVIOUS PROVISIONS OF THIS ARTICLE DO NOT APPLY

         Notwithstanding any of the provisions of this Article 7:

          (a) a Shareholder may at any time transfer its shares where all Shareholders have previously consented in writing to the proposed transfer;

          (b) BTI may transfer its shares without the consent of the other Shareholders to an AFFILIATE (as defined in the BTI Research and License Agreement) or to a successor in interest or in the case of a sale or transfer of all or substantially all of the portion of the business to which the BTI Research and License Agreement relates; and

          (c) BTI may transfer its shares (or any of them) pursuant to clause 13.2(e) of the Shareholders Agreement.

7.13     FOREIGN ACQUISITIONS AND TAKEOVERS ACT

          (a) The obligation of any Shareholder to purchase or sell any Sale Shares under this Article 7 is subject, if applicable, to the grant or issue of any consent which may be required to such sale or purchase from the Treasurer of the Commonwealth of Australia under the Foreign Acquisitions and Takeovers Act ("FATA"), which consent (the "FATA CONSENT") will be deemed to have been given if:

               (i) a notice is issued under Part II of the FATA stating either that the Commonwealth Government or the Treasurer does not object to the proposed transfer either unconditionally or with conditions reasonably satisfactory to the other Shareholders; or

               (ii) a notice of the proposed transfer is given to the Treasurer under Section 26 or 26A of the FATA and the Treasurer ceases to be empowered by reason of the lapse of time to make any order under Part II of the FATA in relation to the proposed transfer.

          (b) Where any offer to purchase the Sale Shares under this Article 7 or the Shareholders Agreement is not capable of unconditional acceptance by any Shareholder to whom it is made (the "PURCHASING SHAREHOLDER") without the issue of a FATA Consent, then, subject to Article 7.13 (c), if the Purchasing Shareholder wishes to accept the offer, it will give prompt written notice to the Company and the other Shareholders that a FATA Consent is required by the Purchasing Shareholder, whereupon:

               (i) any acceptance given or deemed to have been given by the Purchasing Shareholder will not be binding until the FATA Consent has been obtained;

               (ii) if the relevant offer of the Sale Shares to the Purchasing
                    Shareholder under Article 7 or under the Shareholders Agreement limited or was deemed to have limited the period in which the offer could be accepted to a period of less than 40 days, the offer will be deemed to be open instead for a period of 40 days; and

              (iii) the Purchasing Shareholder will use its best endeavours to obtain the required FATA Consent.

          (c) If a FATA Consent is required but is not obtained by the Purchasing Shareholder wishing to accept an offer to purchase Sale Shares within the acceptance period for that offer (if applicable, as extended by Article 7.13(b)), the offer made to that Shareholder will be deemed to have been rejected. In that event, the Shareholders shall enter into negotiations in good faith with a view to determining satisfactory avenues available to each of the Shareholders following the rejection of a FATA consent and if no satisfactory determination is made by the Shareholders within three months from the date the parties were notified that FATA consent was rejected, then the Company will be wound up.

          (d) The Purchasing Shareholder must give prompt written notice to the Company and the Transferor of the issue or refusal of a FATA Consent in relation to a proposed purchase by the Purchasing Shareholder of Sale Shares under this Article 7.13.

8.       NO ENCUMBRANCES; FURTHER TRANSFER PROVISIONS

8.1      SHAREHOLDERS MUST NOT MORTGAGE SHARES

         A Shareholder shall not create or permit to subsist over all or any of its shares in the capital of the Company (or any interest therein) any option mortgage charge or other encumbrance.

8.2      TRANSFEROR IS HOLDER UNTIL TRANSFER REGISTERED

         The transferor shall be deemed to remain the holder of a share until the name of the transferee is entered in the Register in respect thereof.

8.3      FORM OF SHARE TRANSFERS

         Share transfers shall be in any usual form or in any other-form approved by the Board.

8.4      DELIVERY OF TRANSFERS AND SHARE CERTIFICATES TO COMPANY'S OFFICE

         Every instrument of transfer shall be left at the Office or in the place where a share register is kept, accompanied by the certificate in respect of the shares to be transferred and such other evidence as the Board may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer which are registered shall be retained by the Company but (except in the case of fraud) any instrument of transfer which the Board declines or refuses to register shall on demand be returned to the transferee.

8.5      CLOSURE OF TRANSFER BOOKS AND REGISTER

         The transfer books and register of Shareholders and debenture holders may be closed during such time or times as the Board thinks fit, provided that no such book or register shall be closed for more than 30 days in the aggregate in any calendar year.

9.       ALTERATION OF CAPITAL

9.1      ORDINARY RESOLUTION TO ALTER CAPITAL

         The Company may by ordinary resolution passed at a general meeting alter the provisions of its Memorandum or Articles of Association in any one or more of the following ways:

          (a) (CREATE NEW SHARES): by increasing its authorised share capital by the creation of new shares of such amount as it thinks expedient;

          (b) (CONSOLIDATE SHARES): by consolidating and dividing all or any of its authorised share capital into shares of larger amount than its existing shares;

          (c) (SUBDIVIDE SHARES): by subdividing its shares or any of them into shares of smaller amount than is fixed by the Articles but so that in the subdivision the proportion between the amount paid and the amount (if any) unpaid on each share of a smaller amount shall be the same as it was in the case of the share from which the share of a smaller amount is derived; or

          (d) (CANCEL SHARES): by cancelling shares that, at the date of the passing of the resolution to that effect, have not been taken or agreed to be taken by any person or that have been forfeited, and by reducing the amount of the Company's authorised share capital by the amount of the shares so cancelled.

9.2      HOW NEW SHARES TO BE DEALT WITH

         A general meeting may determine that before the issue of any new shares the same or any of them shall be offered in the first instance at par to all Shareholders in proportion to the amount of the capital held by them.

10.      REDUCTION OF CAPITAL

10.1     SPECIAL RESOLUTION TO REDUCE CAPITAL

         Subject to the Corporations Law, the Company may by special resolution reduce its share capital or any capital redemption reserve fund.

11.      BORROWING POWERS

11.1     BOARD MAY EXERCISE COMPANY'S POWER TO BORROW

         The Board may from time to time at its discretion exercise all the powers of the Company to borrow or raise or secure the payment of money and to guarantee or to become liable for the payment of money or for the performance of any obligations by any company or person.

11.2     BOARD MAY EXERCISE POWER TO GIVE SECURITY

         The Board may exercise the powers conferred by Article 11.1 in such manner and upon such terms and conditions in all respects as it in its absolute discretion thinks fit, and in particular by the issue of perpetual and redeemable debentures or any charge, bill of sale or other security on the whole or any part of the property of the Company both present and future.

11.3     SECURITY FROM COMPANY TO INDEMNIFY DIRECTORS

         If the Board or any of them or any other person shall become or be about to become personally liable for the payment of any sum due from the Company, the Board may execute or cause to be executed any mortgage, charge, bill of sale or security over or affecting the whole or any part of the assets of the Company by way of indemnity to secure the Directors or persons so becoming liable as aforesaid from any loss in respect of such liability.

12.      GENERAL MEETINGS

12.1     CONVENING OF GENERAL MEETING

         Any Director may convene a general meeting whenever he thinks fit, and the Board shall convene a general meeting on a requisition of Shareholders as provided by the Corporations Law.

12.2     ANNUAL GENERAL MEETING

         Annual general meetings shall be held in compliance with the Corporations Law.

12.3     NOTICE PERIOD

         Subject to the provisions of the Corporations Law relating to agreements for shorter notice, where it is proposed to pass a special resolution, not less than 21 days' notice and in other cases not less than 14 days' notice of a general meeting shall be given to the Shareholders.

12.4     CONTENTS OF NOTICE

         A notice of a general meeting shall specify the place, day and hour of meeting, and in the case of special business, the general nature of that business and in the case of an election of Directors, the names of the candidates for election.

12.5     FAILURE TO GIVE NOTICE

         The accidental omission to give notice of any general meeting to or the non-receipt of any such notice by any of the Shareholders shall not invalidate any resolution passed at any such meeting provided that a quorum was present at such meeting as required by Article 13.3.

12.6     NOTICE OF ADJOURNMENT MEETING IN CERTAIN CIRCUMSTANCES ONLY

         Whenever a general meeting is adjourned for 21 days or more, at least 3 days' notice of the place and hour of such adjourned meeting shall be given.

13.      PROCEEDINGS AT GENERAL MEETINGS

13.1     BUSINESS OF ANNUAL GENERAL MEETING

         The business of an annual general meeting shall be to receive and consider the profit and loss account, the balance sheet, and such other accounts reports and statements as are required to be laid before the meeting; to elect Directors in the place of those retiring; to declare dividends and to transact any other business which under these Articles or by the provisions of the Corporations Law ought to be or may be transacted at an annual general meeting.

13.2     SPECIAL BUSINESS

         All other business transacted at an annual general meeting and all business transacted at any other general meeting shall be deemed special.

13.3     QUORUM FOR GENERAL MEETING

         A quorum for a general meeting shall be 2 persons, one being a Shareholder holding "A" shares or a Representative of such a Shareholder and the other being a Shareholder holding "B" shares or a Representative of such a Shareholder. No business shall be transacted at any general meeting unless the requisite quorum be present at the commencement of the meeting.

13.4     CHAIRMAN OF GENERAL MEETING

         The chairman of the Board or in his absence the deputy chairman shall preside as chairman at every general meeting of the Company, or, if there is no such chairman or deputy chairman, or if at any general meeting neither the chairman nor the deputy chairman are present at the time appointed for holding the meeting or willing to act, the

         Director or Directors present may choose a Director (other than the chairman or the deputy chairman) as chairman. If no Director is present or if all Directors present decline to take the chair, the Shareholders present shall choose one of their number to be chairman.

13.5     IF QUORUM ABSENT

         If at the expiration of half an hour from the time appointed for a general meeting a quorum is not present, the meeting if convened by the Board upon a requisition of Shareholders or by such requisitionists as is provided by the Corporations Law shall be dissolved; but in any other case it shall stand adjourned to such other day, time and place as the Board may by notice to the Shareholders appoint (being a date not earlier than 14 days thereafter), but failing such appointment then to the same day in the next week at the same time and place as the meeting adjourned.

13.6     CHAIRMAN HAS NO CASTING VOTE

         In the case of an equality of votes at any general meeting the chairman of the meeting shall neither on a show of hands nor on a poll have a casting vote.

13.7     VOTING: SHOW OF HANDS OR POLL

         At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands) a poll is demanded:

          (a)  by the chairman; or

          (b) by a Shareholder present in person or by a Representative, having the right to vote at the meeting.

13.8     QUESTIONS DECIDED BY MAJORITY

         Subject to the requirements of the Corporations Law in relation to special resolutions, a resolution shall be taken to be carried if the proportion that the number of votes in favour of the resolution bears to the total number of votes on the resolution exceeds one-half.

13.9     DECLARATION BY CHAIRMAN THAT RESOLUTION CARRIED

         A declaration by the chairman that a resolution has on a show of hands been carried or carried by a particular majority or lost or not carried by a particular majority and an entry to that effect in the book of proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

13.10    CONDUCT OF POLL

         If a poll has been demanded under this Article 13, it shall be taken in such manner and at such time and place as the chairman of the general meeting directs, and either at once or after an interval or adjournment or otherwise. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. A poll demanded on the election of a chairman of a general meeting or on the question of the adjournment of a general meeting shall be taken forthwith. The demand for a poll may be withdrawn.

13.11    CONTINUATION OF MEETING NOTWITHSTANDING POLL

         The demand for a poll shall not prevent the continuance of the meeting or the transaction of any business other than the question on which a poll has been demanded.

13.12    ADJOURNMENT OF GENERAL MEETING

         The chairman of a general meeting may with the consent of the meeting and shall if so directed by the meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

14.      VOTES OF SHAREHOLDERS

14.1     ONE COLLECTIVE VOTE FOR EACH SIDE

         Subject always to clause 5.4 of the Shareholders Agreement on a show of hands and on a poll in relation to any matter referred to in clause 5.3 of the Shareholders Agreement:

          (a) the Shareholder or Shareholders holding "A" Shares present in person or by proxy or by a Representative shall have one collective vote;

          (b) the Shareholder or Shareholders holding "B" Shares present in person or by proxy or by a Representative shall have one collective vote; and

          (c) no resolution shall be deemed to have been carried unless supported by the collective vote of the Shareholder or Shareholders holding "A" Shares and the collective vote of the Shareholder or Shareholders holding "B" Shares.

15.      REPRESENTATIVES

15.1     APPOINTMENT OF REPRESENTATIVE BY CORPORATION

         Any Corporation which is a Shareholder of the Company may by a document in writing signed or sealed on its behalf authorise such person as it thinks fit ("REPRESENTATIVE") to act as its representative at all or any meetings to be held during the continuance of the authority. The person so authorised is, in accordance with his authority and until it is revoked by such Corporation, entitled to exercise the same powers on behalf of the

         Corporation which he represents as that Corporation could exercise if it were a natural person who was a Shareholder of the Company.

15.2     PROOF OF APPOINTMENT OR REVOCATION OF APPOINTMENT OF REPRESENTATIVE

         A certificate under the seal of the Corporation or hand of a Director appointed at the request of a Shareholder or such other document as the chairman of the meeting in his sole discretion considers sufficient shall be prima facie evidence of the appointment or of the revocation of the appointment (as the case may be) of a Representative under this
         Article 15, and notwithstanding anything hereinbefore contained the certificate or such other document evidencing the appointment of a Representative shall be deposited at or sent by post or facsimile to the Office before the time scheduled for the commencement of the meeting at which the Representative purports to exercise any powers pursuant to it.

16.      DIRECTORS

16.1     NUMBER OF DIRECTORS

         The number of Directors shall be 3 or such other number being a multiple of 3 (not being less than 3 or more than 6) as the Shareholders may from time to time determine at a general meeting.

16.2     "A" SHAREHOLDERS APPOINT ONE-THIRD THE NUMBER OF DIRECTORS

         The holder or holders of all of the "A" Shares issued in the Company shall have the right to appoint up to one-third of the Directors and the Directors so appointed are hereinafter referred to as Directors appointed by the "A" Shareholders.

16.3     "B" SHAREHOLDERS APPOINT TWO-THIRDS THE NUMBER OF DIRECTORS

         The holder or holders of all of the "B" Shares issued in the capital of the Company shall have the right to appoint up to two-thirds of the Directors and the Directors so appointed are hereinafter referred to as Directors appointed by the "B" Shareholders.

16.4     DIRECTORS REMOVABLE ONLY BY THEIR APPOINTORS

         Subject to the Corporations Law a Director appointed by the "A" Shareholders may only be removed from office by the holder or holders of a majority of the "A" Shares issued in the Company (by notice signed by or on behalf of the "A" Shareholders to the Company) and a Director appointed by the "B" Shareholders may only be removed from office by the holder or holders of a majority of the "B" Shares issued in the Company (by notice signed by or on behalf of the "B" Shareholders to the Company).

16.5     WHEN NOTICE REMOVING DIRECTOR TAKES EFFECT

         Every notice under Article 16.4 shall be left at or sent by post to the Office. Subject to any provisions to the contrary in the notice, from the time any such notice removing a Director is left at the Office (or from the time 48 hours after any such notice removing a

         Director is posted to the Office) the office of the Director so removed shall be vacated and any Director appointed by the notice to replace the Director so removed shall be entitled to act.

16.6     RESIGNATION OF DIRECTORS

         A Director may resign from his office upon giving notice in writing to the Company of his intention so to do.

16.7     NO REMUNERATION OF DIRECTORS

         Unless and until the Board resolves to the contrary the Directors shall not be paid out of the funds of the Company remuneration for their services.

16.8     LIMITED ABILITY OF DIRECTORS TO ACT DURING VACANCIES

         The continuing Directors may act notwithstanding any vacancy in their body; but for so long as the number of Directors is below the minimum of 3 fixed by these Articles, the Directors shall not act except for the purpose of convening a general meeting of the Company.

16.9     VACATION OF OFFICE OF DIRECTOR: AUTOMATIC

         The office of a Director shall ipso facto be vacated if he:

          (a) becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under the law relating to mental health;

          (b) is absent without the consent of the Directors from meetings of the Directors held during a period of 3 months;

          (c)  is removed under the provisions of Article 16.4;

          (d)  resigns his office in accordance with Article 16.6; or

          (e)  otherwise ceases to be a Director by virtue of the Corporations
               Law.

17.      DIRECTORS' CONTRACTS WITH COMPANY

17.1     DIRECTOR MAY HOLD OTHER OFFICE OF PROFIT

         A Director may hold any other office or place of profit under the Company except that of auditor in conjunction with the office of Director, on such terms as the Board may arrange.

17.2     CONTRACT NOT AVOIDED WHEN DIRECTOR INTERESTED

         No Director shall be disqualified by his office from holding any office or place of profit under any company in which the Company shall be a shareholder or otherwise interested or from contracting with the Company either as vendor purchaser or otherwise; nor shall any such contract or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested be avoided; nor shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realised by any such contract or arrangement by reason only of such Director holding that office or of the fiduciary relations thereby established; but the nature of his interest must be disclosed by him in the manner required by the Corporations Law and approved by the Board.

17.3     DIRECTOR MAY VOTE WHEN INTERESTED

         A Director may vote in respect of any contract or arrangement in which he is interested provided that he discloses his interest in advance to the Board.

17.4     INTERESTED DIRECTOR MAY AFFIX SEAL NOTWITHSTANDING INTEREST

         A Director may be appointed as the Director in whose presence the Seal of the Company is to be affixed to any instrument notwithstanding that he is interested in the contract or arrangement to which the instrument relates.

17.5     RECORD OF DISCLOSURES BY DIRECTORS

         It shall be the duty of the Secretary to record in the minutes any disclosure given by a Director under this Article 17.

18.      RESOLUTIONS BY BOARD

18.1     WRITTEN RESOLUTION APPROVED BY ALL DIRECTORS SAME AS MAJORITY VOTE AT
         MEETING

         A resolution in writing approved by all the Directors entitled to receive notice of a meeting of the Board being not less than the number of Directors required to constitute a quorum shall be as valid and effectual as if it had been passed at a meeting of Directors duly convened and held. Such approval may be in writing or may be by telex or by facsimile to the Office.

18.2     FURTHER PROVISIONS REGARDING WRITTEN RESOLUTIONS

         Without limiting the generality of Article 18.1:

          (a) if all the Directors have signed a document or have all severally signed facsimile copies thereof, containing a statement that they are in favour of a resolution of the Board in terms set out in the document, a resolution in those terms shall be deemed to have been passed at a meeting of the Board held on the day on which the document or facsimile copies were signed and at the time at which the document or copies were last signed by a Director or, if the Directors signed the document or copies on different days, on the day on which, and at the time at which, the document or copies were last signed by a Director;

          (b) for the purposes of Article 18.2(a), 2 or more separate documents containing statements in identical terms each of which is signed by one or more Directors shall together be deemed to constitute one document containing a statement in those terms signed by those Directors on the respective days on which they signed the separate documents;

          (c) a reference in Article 18.2(a) to all the Directors does not include a reference to a Director who, at a meeting of the Board, would not be entitled to vote on the resolution.

19.      MANAGING DIRECTOR

19.1     NO MANAGING DIRECTOR

         Unless and until it is unanimously otherwise resolved by the Shareholders, a managing director shall not be appointed to the Company.

19.2     RETIREMENT OF MANAGING DIRECTOR

         Notwithstanding anything hereinbefore contained, a managing director, if appointed, shall subject to the provisions of any contract between him and the Company be subject to the same provisions as to resignation and removal as the other Directors and he shall ipso facto and immediately cease to be a managing director if he ceases to hold the office of Director for any cause whatsoever.

19.3     REMUNERATION OF MANAGING DIRECTOR

         The remuneration of any managing director and that of any other full time executive Director shall be fixed by the Board, and may be by way of fixed salary or commission on or percentage of profits of the Company or of any other company in which the Company is interested or partly in one way and partly in another or others, but shall not be by way of commission on or percentage of operating revenue.

19.4     POWERS OF MANAGING DIRECTOR

         If a managing director is appointed, the Board may from time to time entrust to and confer upon a managing director for the time being such of the powers exercisable under these Articles by the Board as it may in its absolute discretion think fit, and may confer such powers for such time and to be exercised for such objects and purposes and upon such terms and conditions and with such restrictions as it deems expedient. The Board may confer such powers either collaterally with or to the exclusion of and in substitution for all or any of the powers of the Board in that behalf and may from time to time revoke, withdraw, alter or vary all or any of such powers.

20.      PROCEEDINGS OF BOARD

20.1     MEETINGS OF BOARD AND QUORUM FOR SAME

          (a) The Board may meet together for the despatch of business, adjourn and otherwise regulate its meetings as it in its absolute discretion thinks fit. The quorum necessary for the transaction of business shall be 2 persons consisting of one Director appointed by the "A" Shareholders and one Director appointed by the "B" Shareholders. A Director interested in a contract or arrangement within the meaning of Article 17 shall be counted in a quorum notwithstanding his interest.

          (b) Without limiting the discretion of the Board to regulate its meetings under Articles 20.1(a) or 18.1 or 18.2, the Board may if it thinks fit confer by radio telephone closed circuit television or other electronic means of audio or audio-visual communication, and a resolution passed by such a conference shall, notwithstanding the Directors are not present together in one place at the time of the conference, be deemed to have been passed at a meeting of the Board held on the day on which and at the time at which the conference was held provided that all Directors vote or approve the relevant resolutions. The provisions of these Articles relating to proceedings of the Board apply so far as they are capable of application and mutatis mutandis to such conferences.

20.2     NOTICE OF BOARD MEETINGS

         A Director may at any time, and the Secretary upon the request of a Director shall, convene a meeting of the Board. Notice of every Board meeting shall be given to each Director. Except in cases of unforeseen and necessary urgency, ten clear business days notice shall be given of all meetings of Board.

20.3     VOTES AT BOARD MEETINGS

         Questions arising at any Board meeting shall be decided by a majority of votes and each Director shall have one vote.

20.4     NO CASTING VOTE FOR CHAIRMAN OF BOARD

         In case of an equality of votes the chairman of the meeting shall not have a second or casting vote.

20.5     DIRECTOR APPOINTED BY TRANSFEROR OF SHARES

         For the purposes of these Articles a Director appointed by a Shareholder who later transfers its Shares to another Shareholder shall be deemed to be a Director appointed by the latter Shareholder.

20.6     CHAIRMAN AND DEPUTY CHAIRMAN OF DIRECTORS

         The Board may elect a chairman of the Board. The Board may also elect a deputy chairman who in the absence of the chairman at a meeting of the Board may exercise all the powers and authorities of the chairman. If no chairman or deputy chairman is elected or if at any meeting the chairman or deputy chairman is not present within half an hour of the time appointed for holding the same, the Directors present shall choose one of their number to be chairman of such meeting. The chairman and the deputy chairman shall hold office until otherwise determined by the Board or until they cease to be Directors.

20.7     QUORUM EMPOWERED TO EXERCISE POWERS OF BOARD

         A meeting of the Board at which a quorum is present shall be competent to exercise all or any of the authorities powers and discretions by or under these Articles for the time being vested in or exercisable by the Board generally.

20.8     COMMITTEE OF DIRECTORS

         The Board may delegate any of its powers to committees (including a scientific advisory committee) consisting of such member or members of its body as it thinks fit and may from time to time revoke such delegation. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed upon it by the Board. The meetings and proceedings of any such committee consisting of 2 or more members shall be governed mutatis mutandis by the provisions herein contained for regulating the meetings and proceedings of the Directors so far as the same are not inconsistent with any regulations made by the Board under this clause. Where a committee consists of 2 or more members, a quorum shall be any 2 members or such larger number as the committee itself determines.

20.9     DEFECTS IN APPOINTMENT OR QUALIFICATIONS OF DIRECTOR

         All acts done at any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall notwithstanding that it shall afterwards be discovered that there was some defect in the appointment of a Director or of the committee or of the person acting as aforesaid be as valid as if every such person or committee had been duly appointed.

21.      ALTERNATE DIRECTORS

21.1     APPOINTMENT AND REMOVAL OF ALTERNATE DIRECTORS

         Each Director shall have power from time to time to appoint any person (not being an auditor or a partner or employer or employee of an auditor of the Company) to be an Alternate Director in his place during such times and from time to time as he shall appoint and shall have power at his discretion to remove such Alternate Director.

21.2     NOTICE OF APPOINTMENT OR REMOVAL OF ALTERNATE DIRECTORS

         Any appointment or removal as aforesaid shall be effected by telegram, telex, cable, facsimile or other notice in writing to the Company.

21.3     RIGHTS AND POWERS OF ALTERNATE DIRECTORS

         An Alternate Director may act in the place of the Director who appointed him and shall be entitled to attend and vote at any meeting of the Directors except while the Director who appointed him is present, and shall have all the rights and powers other than those conferred by this Article 21.3, and be subject to the duties of the Director he represents, and shall be subject in all respects to the conditions existing with reference to the other Directors except that he shall not be entitled to be remunerated otherwise than out of the remuneration of the Director who appointed him.

21.4     REMUNERATION OF ALTERNATE DIRECTORS

         In respect of such remuneration (if any) the rights of the Alternate Director shall be against the Director who appointed him only and not against the Company.

21.5     ALTERNATE DIRECTOR IS OFFICER OF COMPANY

         An Alternate Director shall be an officer of the Company and shall not be deemed to be the agent of the Director appointing him.

21.6     VOTING RIGHTS OF ALTERNATE DIRECTORS

         If the appointee is already a Director of the Company he shall be entitled to vote at Board meetings on behalf of the Director appointing him as well as on his own behalf, but for the purpose of determining whether a quorum is present shall be counted only once.

21.7     ALTERNATE GOES WHEN DIRECTOR GOES

         If any Director, who has for the time being an Alternate Director, shall cease to be a Director, the Alternate Director shall thereupon cease to be an Alternate Director provided however that when a Director retires at an annual general meeting pursuant to these Articles and is re-appointed as a Director at such meeting his Alternate Director (if any) shall not ipso facto cease to be an Alternate Director unless the instrument appointing him as an Alternate Director otherwise provides. An Alternate Director need not be a shareholder of the Company.

21.8     FORM ON APPOINTMENT OF ALTERNATE DIRECTOR

         Any instrument appointing an Alternate Director shall as nearly as circumstances will admit be in the following form or to the effect of the following:

                  "[                                 ]

                  I, the undersigned being a Director of the above named Company in pursuance of the power in that behalf contained in the Articles of Association of the Company DO HEREBY NOMINATE AND APPOINT of to act as Alternate Director in my place and to exercise and discharge all my duties as a Director.

                  Signed this           day of                19  .",

         or in such other form as the Directors may in particular cases accept.

22.      OBLIGATION OF SECRECY

         Every Director, managing director, manager, Secretary, auditor, trustee, member of a committee, agent, accountant or other officer of the Company shall be bound to observe secrecy with respect to all transactions of the Company with its customers and the state of the account of any individual and all matters relating thereto; and, if required by the Directors, shall prior to entering upon his duties or employment or at any time afterwards, sign and make a declaration in a book to be kept for that purpose that he will not reveal or make known any of the matters, affairs or concerns which may come to his knowledge as such Director, managing director, manager, Secretary, auditor, trustee, member of a committee, agent, accountant or other officer whether relating to transactions of the Company with its customers or the state of the account of any individual or to anything else, to any person or persons except in the course and in the performance of his duties, or under compulsion or obligation of law, or when officially required to do so by the Board or by the auditors for the time being or by any general meeting of Shareholders.

23.      MINUTES

23.1     MINUTES OF ALL PROCEEDINGS TO BE KEPT

         The Directors shall cause minutes of all proceedings of general meetings and of the Board (including committees) to be duly entered in books kept for such purpose in accordance with the requirements of the Corporations Law.

23.2     INSPECTION OF MINUTES OF GENERAL MEETINGS

         Books containing the minutes of proceedings of general meetings shall be open for inspection by any Shareholder without charge.

24.      POWERS AND DUTIES OF DIRECTORS

24.1     DIRECTORS HAVE POWERS OF THE COMPANY

         Subject to the Corporations Law and to these Articles, the management of the business of the Company shall be vested in the Board and the Board may exercise all such powers and do all such acts and things as the Company is authorised or permitted to exercise and do and as are not hereby or by statute directed or required to be exercised or done by the Company in general meeting.

24.2     BOARD MAY EXERCISE COMPANY'S POWER TO BORROW

         Without limiting the generality of Article 24.1 hereof, the Board may exercise all the powers of the Company to borrow money to charge any property or business of the Company or all or any of its uncalled capital and to issue debentures or give any other security for a debt liability or obligation of the Company or of any other person and may exercise all the powers of the Company in relation to any official seal for use outside the State and in relation to branch registers.

24.3     BOARD MAY APPOINT ATTORNEY OR AGENT

         The Board may, by resolution, power of attorney under seal or other written instrument, appoint any person or persons to be attorney or agent of the Company for such purposes, with such powers, authorities and discretions being powers, authorities and discretions vested in or exercisable by the Board for such period and subject to such conditions as it in its absolute discretion thinks fit. Any such appointment may be on such terms for the protection and convenience of persons dealing with the attorney or agent as the Board thinks fit and may also authorise the attorney or agent to delegate all or any of the powers, authorities and discretions vested in him.

25.      SECRETARY

25.1     APPOINTMENT AND REMOVAL OF SECRETARY

         A Secretary or Secretaries shall in accordance with the Corporations Law be appointed by the Board for such term, and upon such conditions as they may think fit, and any Secretary so appointed may be removed by the Board.

25.2     ACTING SECRETARY

         The Board may also at any time appoint a person as an acting Secretary or as a temporary substitute for a Secretary who shall for the purpose of these Articles be deemed to be a "Secretary".

26.      THE SEALS

26.1     CUSTODY AND USE OF SEAL

         The Board shall provide a Seal for the Company and shall provide for the safe custody of that Seal, which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that behalf. Every instrument to which the Seal shall be affixed shall subject to any provisions contained in this Article be signed by a Director and shall be countersigned by the Secretary or by another Director or by some other person appointed by the Board for the purpose.

26.2     EFFECT OF SEALING

         Any instrument bearing the Seal or an official seal shall if issued for valuable consideration be binding on the Company notwithstanding any irregularity touching the authority of the Directors to issue the same or the circumstances of its issue.

27.      RESERVE FUND AND DIVIDENDS

27.1     ESTABLISHMENT AND PURPOSE OF RESERVE FUNDS

         Subject always to the Corporations Law, the Board may before recommending any dividend, set aside out of the profits of the Company such sum as it thinks proper as a reserve fund to be applied at the absolute discretion of the Board for any purpose for which the profits of the Company may be properly applied including, but not limited to the following: to meet contingencies or for equalising dividends or for special dividends or for repairing, improving and maintaining any property of the Company or for such other purposes as the Board shall in its absolute discretion deem conducive to the interests of the Company.

27.2     POWER TO INVEST RESERVE FUND

         The Board may invest the several sums so set aside upon such investments as it may in its absolute discretion think fit and from time to time deal with and vary such investments and dispose of all or any part thereof for the benefit of the Company. The Board may divide the reserve fund into such special funds as it in its absolute discretion thinks fit and employ the reserve fund or any part thereof in the business of the Company without being bound to keep the same separate from the other assets. Pending any such application the reserves may at the absolute discretion of the Board be used in the business of the Company or be invested in such investments as the Board thinks fit.

27.3     PROFITS MAY BE CARRIED FORWARD WITHOUT GOING TO RESERVE

         The Board may carry forward so much of the profits remaining as it considers ought not to be distributed as dividends without transferring those profits to reserve.

27.4 PROFITS TO BE DISTRIBUTED AMONG SHAREHOLDERS IN PROPORTION TO NOMINAL CAPITAL PAID UP ON THEIR SHARES

         Subject to any special rights or restrictions for the time being attaching to any shares, and subject to Article 28.1, the profits of the Company shall be divisible among the Shareholders in proportion to the amount of the nominal share capital paid up on the shares held by them respectively at the time as at which entitlements thereto are determined. Subject as aforesaid, any nominal share capital paid up on a share during the period in respect of which a dividend is declared shall unless the terms of issue thereof otherwise provide only entitle the holder of such share to an apportioned amount of such dividend as from the date of payment. A declaration by the Board as to the amount of profits available for dividend shall be conclusive.

27.5     DECLARATION OF DIVIDENDS

         A general meeting or the Board without the sanction of a general meeting may declare a dividend whether interim or final to be paid to the Shareholders according to their rights and interests in the profits at the time of entitlement to dividend and may fix the times for determining entitlements to and for the payment of the dividend. No larger dividend shall be declared by a general meeting than is recommended by the Board and the Board may in its absolute discretion declare and pay or recommend such dividends as in its opinion the position of the Company justifies.

27.6     NO INTEREST ON DIVIDENDS

         No dividend shall carry interest as against the Company.

27.7     PAYMENT OF DIVIDENDS WITH ASSETS, SHARES OR DEBENTURES

         The Board or a general meeting on the recommendation of the Board may resolve when declaring a dividend that such dividend be paid wholly or in part by the distribution of specific assets, including paid up shares in of the Company or of any other Corporation, and the Board shall give effect to that resolution. Where any dispute arises in regard to such a distribution the Board may settle the matter as it in its absolute discretion considers expedient, fix the value for distribution of the specific assets or any part of those assets, and may determine that cash payments will be made to any Shareholders on the basis of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as the Board in its absolute discretion considers expedient.

27.8     METHOD OF PAYMENT OF DIVIDENDS

         Unless otherwise directed any dividend may be paid by cheque sent through the post to the registered address of the Shareholder and every cheque so sent shall be made payable to the person to whom it is sent and shall be at his risk. Moneys earned by the Company on the amount of a dividend pending clearance of such a cheque or other collection thereof by a Shareholder shall be for the benefit of the Company.

27.9     POWER OF RETAIN DIVIDENDS ON WHICH THERE IS A LIEN

         The Board may retain any dividends on which the Company has a lien and may apply the same in or towards satisfaction of the debts liabilities or engagements in respect of which the lien exists.

27.10    EFFECT ON DIVIDENDS OF TRANSFERS OF SHARES

         A transfer of shares shall not pass the right to any dividend declared thereon and the entitlement to which has accrued before the registration of the transfer.

28.      CAPITALISATION OF PROFITS

28.1     PROFITS AND PREMIUMS MAY BE CAPITALISED

         The Board or, upon the recommendation of the Board, any general meeting may from time to time resolve that any moneys, investments or other assets forming part of the undivided profits of the Company, standing to the credit of the reserve fund or in the hands of the Company and available for dividend or any amount representing premiums received on the issue of shares and standing to the credit of the share premium account be capitalised and distributed amongst Shareholders.

28.2     PROPORTIONATE DISTRIBUTION OF AMOUNTS CAPITALISED

         Such distribution shall be made to such Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportions on the footing that they become entitled thereto as capital and that all or any part of such capitalised fund be applied on behalf of such Shareholders:

          (a) in paying up in full either at par or at such premium as the resolution may provide any unissued shares or debentures of the Company which shall be distributed accordingly; or

          (b) in or towards payment of the uncalled liability on any issued shares or debentures of the Company, and that such distribution or payment shall be accepted by such Shareholders in full satisfaction of their interest in the said capitalised sum.

28.3     DETERMINATION OF ENTITLEMENT TO DISTRIBUTION

         The resolution may fix the time as at which entitlements to such distribution are determined.

28.4     SETTLEMENT OF DISPUTES ABOUT DISTRIBUTION

         For the purpose of giving effect to any resolution under Article 28.3, the Board may settle any dispute which may arise in regard to the distribution as it thinks expedient and in particular may:

          (a) in cases where shares become issuable in fractions, issue fractional certificates, make cash payments or declare that fractions be ignored; and

          (b) authorise any person to make on behalf of all the Shareholders entitled to any further shares upon the capitalisation an agreement with the Company, providing for the issue to them, credited as fully paid up, of any such further shares or debentures or for the payment up by the Company on their behalf of the amounts or any part of the amounts remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised and any agreement made under such authority shall be effective and binding on all members concerned.

29.      ACCOUNTS

29.1     COMPANY TO KEEP

         The Company shall cause to be kept such accounting and other records as will correctly record and explain the transactions and financial position of the Company and shall keep such records in such manner as will enable the preparation from time to time of true and fair accounts of the Company and as will enable such accounts to be conveniently and properly audited.

29.2     ANNUAL ACCOUNTS TO BE LAID BEFORE ANNUAL GENERAL MEETING

         At the annual general meeting in every year the Board shall lay before the Company a profit and loss account and balance sheet for the last financial year of the Company together with such other accounts reports and statements as are required by the Corporations Law.

29.3     COPY OF ACCOUNTS TO BE SENT

         A copy of every document which is by Article 29.2 required to be laid before each annual general meeting shall be sent to all persons entitled to receive notices of general meetings with the notice of meeting but in any event not later than 4 months after the end of the financial year.

30.      AUDITORS: APPOINTMENT AND REMOVAL

         Auditors of the Company shall be appointed and may be removed as provided in the Corporations Law and they shall perform such duties and have such rights and powers as may be provided in the Corporations Law.

31.      INSPECTION OF RECORDS

         The Board shall determine whether and to what extent and at what time and places and under what conditions the accounting records and other documents of the Company will be open to the inspection of Shareholders other than Directors, and a Shareholder not being a Director does not (except as provided by law or authorised by the Board) have the right to inspect or to require or receive any information or to require discovery of any record or document of the Company or any information respecting any detail of the Company's trading or business including any matter which is or may be in the nature of a trade secret or secret process relating to the conduct of the business of the Company.

32.      NOTICES

32.1     METHOD OF SERVICE OF NOTICES

         All notices must be in the English language. A notice may be served by the Company upon any Shareholder either personally or by certified or registered mail addressed to such Shareholder at its registered place of address. At the time of giving any notice a

         Shareholder shall send a courtesy copy by facsimile to the other parties but such facsimiles will not be treated as formal notice. Notices shall be deemed validly received at the certificate date of delivery or when left personally. Any Shareholder may at any time change its address by notifying the Company and the other Shareholders of such change.

32.2     AIR-MAIL POSTAGE TO OVERSEAS SHAREHOLDERS WITHOUT AUSTRALIAN ADDRESS

         As regards those Shareholders who have no registered place of address in the Commonwealth of Australia, all notices by mail shall be posted by air-mail.

32.3     NOTICE BY ADVERTISEMENT

         Any notice by a court of law or otherwise required or allowed to be given by the Company to the Shareholders or any of them by advertisement shall unless otherwise stipulated be sufficiently advertised if advertised once in 2 daily newspapers circulating in the State provided that such notice is promptly given to all the Shareholders.

32.4     UNREGISTERED TRANSFEREES BOUND BY NOTICES

         Every person who by operation of law, transfer or other means whatsoever becomes entitled to any share shall be bound by every notice in respect of such share which prior to his name and address being entered on the Register was given to the person from whom he derived his title to such share and to every previous holder thereof.

32.5     SIGNATURES ON NOTICE
         The signature to any notice to be given by the Company shall be original.

33.      WINDING UP

33.1     DISTRIBUTION OF PROPERTY IN SPECIE

         If the Company is wound up the liquidator may with the sanction of a special resolution divide among the Shareholders in kind the whole or any part of the property of the Company and may for that purpose set such value as he considers fair upon any property to be so divided and may determine how the division is to be carried out as between the Shareholders or different classes of Shareholders.

33.2     DISTRIBUTION TO BE IN PROPORTION TO NOMINAL SHARE CAPITAL PAID UP

         The property of the Company shall be divided amongst the Shareholders in proportion to the nominal share capital paid up on their shares and this shall be so whether or not the liquidator exercises the power given to him by Article 33.1.

33.3     SPECIAL RIGHTS PREVAIL

         Articles 33.1 and 33.2 are without prejudice to the rights of holders of shares issued upon special terms and conditions.

33.4     VESTING OF PROPERTY IN TRUSTEES FOR CONTRIBUTORIES

         The liquidator may, with the sanction of a special resolution, vest the whole or any part of such property in trustees upon such trusts for the benefit of the contributories or any of them as the liquidator thinks fit.

33.5     ENCUMBERED PROPERTY:  SHAREHOLDER NOT COMPELLED TO ACCEPT

         No Shareholder shall be compelled to accept any property in respect of which there is any liability under the provisions of this Article 33.

34.      INDEMNITY

         Subject to the provisions of section 241 of the Corporations Law (or of any provisions enacted in place of that provision):

          (a) every officer or auditor of the Company shall be indemnified out of the property of the Company against any liability incurred by him in his capacity as officer or auditor in defending any proceedings whether civil or criminal in which judgment is given in his favour or in which he is acquitted or in connection with any application in relation to any such proceedings in which relief is under the Corporations Law granted to him by the Court;

          (b) every officer or auditor of the Company shall be indemnified out of the property of the Company against all costs losses and expenses including travelling expenses incurred by him in his capacity as an officer or auditor by reason of any contract entered into or other act or thing properly done by him as an officer or auditor or in any way in the discharge of his duties unless the same arise from his own negligence default breach of duty or breach of trust and it shall be the duty of the Board to pay the same out of the funds of the Company; and

          (c) no Director or other officer of the Company shall be liable for the acts, receipts, neglects or defaults of any other Director or officer or for joining in any receipt or other act for conformity, or for any loss or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for or on behalf of the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any moneys, securities or effects are deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which occurs in the execution of the duties of his office or in relation thereto, unless the same arises through his own negligence, default, breach of duty or breach of trust.

                                  ANNEXURE "B"

                            (Filed as Exhibit 10.11)

                                  ANNEXURE "C"

                              CONSULTANCY AGREEMENT





                               Date: 5 April 1994




                           STEM CELL SCIENCES PTY LTD
                                 ACN 063 293 130

                                     Company



                            CASTELLA RESEARCH PTY LTD
                                 ACN 006 125 364

                                   Consultant



                             DR. MALCOLM ROY BRANDON

                               Nominated Executive

                               TABLE OF CONTENT'S

1.       DEFINITIONS AND INTERPRETATION............................................1

         1.1      Definitions......................................................1
         1.2      Interpretation...................................................2

2.       ENGAGEMENT................................................................2

         2.1      Engagement.......................................................2
         2.2      Non-exclusivity..................................................2

3.       TERM......................................................................3

4.       CONSULTANT'S DUTIES.......................................................3

         4.1      Specific duties..................................................3
         4.2      General duties...................................................3

5.       COMPANY'S OBLIGATIONS.....................................................4

6.       FEES......................................................................4

         6.1      Consultant's retainer............................................4

7.       EXPENSES..................................................................4

         7.1      No reimbursement of unauthorised expenses........................4
         7.2      Consultant responsible for payment of Executives, etc............4
         7.3      Initial Expenses.................................................5

8.       CONSULTANT'S ACKNOWLEDGEMENTS.............................................5

         8.1      Confidential Information.........................................5
         8.2      Undertakings.....................................................5

9.       CONFIDENTIALITY...........................................................6

10.      DISCOVERIES...............................................................6

         10.1     Information......................................................6
         10.2     Inventions.......................................................6

11.      NON-COMPETITION...........................................................7

         11.1     During the Engagement............................................7
         11.2     After the Engagement.............................................7
         11.3     No representations after Engagement terminated...................7

12.      TERMINATION...............................................................8

         12.1     Immediate termination by the Company.............................8
         12.2     Not to prejudice rights..........................................8

13.      RETURN OF MATERIALS.......................................................8

         13.1     Consultant to return materials...................................8
         13.2     Materials to be property of the Company..........................9


                                       i




14.      RELATIONSHIP..............................................................9

         14.1     Parties' relationships...........................................9
         14.2     Consultant indemnifies Company in certain respects...............9

15.      FURTHER ACTS..............................................................9

16.      NOTICES..................................................................10

         16.1     Service of notice...............................................10

17.      ASSIGNMENT...............................................................10

         17.1     By the Company..................................................10
         17.2     By the Consultant...............................................10

18.      NO WAIVER................................................................11

19.      SEVERABILITY.............................................................11

20.      VARIATION................................................................11

21.      GOVERNING LAW............................................................11

CONSULTANCY AGREEMENT made on 5 April 1994.

BETWEEN STEM CELL SCIENCES PTY LTD ACN 063 293 130 a company incorporated in Victoria and having its registered office in that State at Level 10, 420 St. Kilda Road, Melbourne
                 ("COMPANY")

AND CASTELLA RESEARCH PTY LTD ACN 006 125 364 a company incorporated in the State of Victoria and having its registered office in that State at the offices of Adrian Davis & Co Pty Ltd at 587 Whitehorse Road, Mont Albert in its own capacity and as trustee of the M.R. Brandon Family Trust
                 ("CONSULTANT")

AND DR. MALCOLM ROY BRANDON of 14 Castella Street, East Ivanhoe in the State of Victoria ("NOMINATED EXECUTIVE")

RECITALS

A.       The Company carries on the Business (as defined in the Shareholders
         Agreement).

B. The Consultant carries on the business of providing consulting, management and administrative services to other organisations.

C. The Company wishes to avail itself of the expertise of the Consultant and its employees in the Company's areas of business.

IT IS AGREED:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "BUSINESS DAY" means a day on which banks are open for business in the State.

         "CONFIDENTIAL INFORMATION" has the meaning given in clause 8.

         "DOCUMENTS" includes software (including source code and object code versions) manuals, diagrams, graphs, charts, projections, specifications, estimates, records, concepts, documents, accounts, plans, formulae, designs, methods, techniques, processes, supplier lists, price lists, customer lists, market research information, correspondence, letters and papers of every description including all copies of and extracts from the same.

         "ENGAGEMENT" means the engagement of the Consultant under this Agreement.

         "EXECUTIVES" means the Nominated Executive and such other persons employed by the Consultant who are skilled, qualified and experienced in the Business.

         "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement of even date herewith between BioTransplant Incorporated, the Consultant, Secure Sciences Pty Ltd ACN 064 139 948 and the Company.

         "STATE" means the State of Victoria.

1.2      INTERPRETATION

         In this Agreement:

          (a) clause headings are inserted for convenience only and do not affect interpretation;

         and unless the context otherwise requires:

          (b) references to a clause will be construed as references to a clause of this Agreement;

          (c) references to "this Agreement" or to any specified provision of this Agreement or to any other agreement or document will be construed as references to this Agreement or the specified provision of this Agreement or that other agreement or document as amended or substituted with the agreement of the relevant parties and in force at any relevant time;

          (d) references to any statute, ordinance or other law include all regulations and other enactments thereunder and all consolidations, amendments, re-enactments or replacements thereof;

          (e) words importing the singular include the plural and vice versa, words importing a gender include other genders and references to a person will be construed as including an individual, the estate of an individual, firm, body corporate, association (whether incorporated or not), government and governmental, semi-governmental and local authority or agency; and

          (f) words and phrases given a particular meaning in the Shareholders Agreement, have the same meaning when used in this Agreement.

2.       ENGAGEMENT

2.1      ENGAGEMENT

         The Company engages the Consultant on the terms of this Agreement and the Consultant accepts that engagement.

2.2      NON-EXCLUSIVITY

         Subject to the provisions of this Agreement including Clause 11, the Consultant and the Executives may provide their respective services in relation to matters outside the FIELD (as defined in the BTI Research and License Agreement) to any other person during the Engagement, but the Company at all times has first priority over the services of the Consultant and the Executives.

3.       TERM

         The Engagement commences on 5 April, 1994, and subject to the provisions for termination of the Engagement contained in this Agreement, the Engagement will be for a term of 4 years from commencement ("TERM").

4.       CONSULTANT'S DUTIES

4.1      SPECIFIC DUTIES

         During the Engagement the Consultant will advise the Company in relation to such aspects of the Business as the Board from time to time requires and in particular will be responsible to the Company for implementation of the RESEARCH plan in Appendix A of the BTI Research and License Agreement and of all other RESEARCH plans prepared pursuant to the BTI Research and License Agreement from time to time.

4.2      GENERAL DUTIES

         In the discharge of the specific duties the Consultant will:

          (a) act with professional skill as consultant to the Company with a view to promoting, advancing and improving the Business;

          (b) comply with all policies, directions and resolutions of the Board and any nominee of the Board;

          (c) subject only to the policies, directions and resolutions of the Board, act on its own responsibility and initiative and exercise all powers as may be granted to it by the Board or any nominee of the Board from time to time;

          (d) make regular reports at any intervals or on any occasions as the Board or any nominee of the Board stipulates, and on any matters as the Board or any nominee of the Board requires;

          (e) at all times provide the Nominated Executive and such number of other Executives as the parties from time to time agree, and procure that the Nominated Executive and those Executives devote all of their time and attention to the Business to ensure its promotion to the best of their and the Consultant's ability, subject only to the obligations of the Nominated Executive to the University of Melbourne as at the date hereof;

          (f) cause the Executives to comply with clauses 4.2(a)-(d) in their performance of the Consultant's duties and cause the Consultant to perform all duties and exercise any powers as the Board may from time to time assign to it;

          (g) permit the Executives to be appointed and act as directors of the Company or of any related body corporate of the Company if the Board so requires;

          (h) not change, replace or substitute any of the Executives without the consent in writing of the Company;

          (i) perform any services for any related body corporate of the Company as the Board may from time to time reasonably require; and

          (j) itself, and will ensure that the Executives, refer to the Company for first refusal any project which comes before the Consultant or the Executives which is similar to projects handled by the Company in its ordinary course of business.

5.       COMPANY'S OBLIGATIONS

         During the Engagement the Company will give the Consultant and the Executives access to all information in relation to the Business and to all facilities as they reasonably require to enable them to carry out the Consultant's duties under this Agreement.

6.       FEES

6.1      CONSULTANT'S RETAINER

         During the Engagement, the Company will pay to the Consultant a retainer at the rate of $5,000.00 per month (or other rate as may from time to time be agreed between the parties), which will be deemed to accrue rateably from day to day, and be payable in arrears on the last day of each month.

7.       EXPENSES

7.1      NO REIMBURSEMENT OF UNAUTHORISED EXPENSES

         The Consultant will perform its obligations under this Agreement at its own cost, and unless expressly authorised in writing by the Board, neither the Consultant nor any of the Executives will be entitled to be reimbursed for any out of pocket expenses incurred in connection with the performance of the Consultant's duties under this Agreement.

7.2      CONSULTANT RESPONSIBLE FOR PAYMENT OF EXECUTIVES, ETC.

         The Consultant will be solely responsible for and solely bear:

          (a) the payment of remuneration to the Executives and all its other servants, agents and contractors, including salaries and wages, annual leave, sick leave, long service leave and all other benefits to which any of them may be entitled under any contract of service with the Consultant or under any award, statute or common law;

          (b) the payment of all taxes and duties in respect of that remuneration and benefits;

          (c) maintenance of, and the costs in respect of the maintenance of, adequate insurance in respect of workers' compensation and all other risks appropriate to the duties of the Executives, servants, agents and contractors; and

          (d) compliance with, and all costs of compliance with, all other statutory, award or other legal or contractual requirements with respect to the Executives, servants, agents and contractors.

7.3      INITIAL EXPENSES

         The Company will reimburse the Consultant $25,000.00 within 7 days of the date of this Agreement for expenses incurred by the Consultant prior to the date hereof in relation to the Business.

8.       CONSULTANT'S ACKNOWLEDGEMENTS

8.1      CONFIDENTIAL INFORMATION

         The Consultant acknowledges that:

          (a) the property of the Company and its related bodies corporate includes and will include all knowhow, technology, research, employee skills, trade and business secrets and other confidential information and Documents relating to the Business or other affairs of the Company and its related bodies corporate or any person with whom the Consultant or any of the Executives comes into contact as a result of this Agreement, or which come into the Consultant's or any of the Executives' possession in the course and by reason of the Engagement, whether or not the same were originally supplied by the Company or its related bodies corporate ("CONFIDENTIAL INFORMATION");

          (b) the Confidential Information has been and will be acquired by the Company or its related bodies corporate at the Company's or the related body corporate's initiative and expense; and

          (c) the Company and its related bodies corporate have expended and will expend effort and money in establishing and maintaining the Confidential Information.

         Accordingly, it is reasonable that the Consultant should enter into the representations and warranties contained in this Agreement and, if the Engagement is terminated, the Consultant should continue to be subject to the restrictions set out in clauses 9, 10 and 11.

8.2      UNDERTAKINGS

         At the Company's request, the Consultant will cause the Executives and any other servant, agent or contractor of the Consultant to execute confidentiality and non-competition undertakings in favour of the Company in a form as may be reasonably required by the Company relating to the matters in this clause 8 and in clauses 9, 10 and 11.

9.       CONFIDENTIALITY

         The Consultant represents and warrants that it will not, and will procure that the Executives will not (subject only to the contrary obligations of the Nominated Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time), either during the Engagement or at any time thereafter except in the proper course of the Consultant's duties under this Agreement or as required by law or by the Company, use or disclose to any person any Confidential Information, and the Consultant will use its best endeavours to prevent the unauthorised use or disclosure of that information by third parties.

10.      DISCOVERIES

10.1     INFORMATION

         The Consultant represents and warrants that:

          (a) it will immediately inform the Company of any matter which may come to its notice or to the notice of any of the Executives during the Engagement which may be of interest or of any importance or use to the Company or its related bodies corporate; and

          (b) it will immediately communicate to the Company any proposals or suggestions occurring to it or any of the Executives during the Engagement which may be of service for the furtherance of the business of the Company or its related bodies corporate.

10.2     INVENTIONS

         The Consultant represents and warrants that:

          (a) it will immediately communicate to the Company any and all processes, inventions, improvements, innovations, modifications and discoveries which it or any of the Executives make, either alone or in conjunction with others, in connection with or arising out of the Engagement and in any way connected with any of the matters in which the Company has been or is now or hereafter interested during the Engagement ("INVENTIONS"), whether or not the Inventions are capable of being protected by copyright, letters patent, registered design or other protection ("PROTECTION"), and the Inventions will be the exclusive property of the Company; and

          (b) it will immediately deliver to the Company full particulars concerning the Inventions, and at the expense of the Company, execute all documents and do and execute all such acts, matters and things as may be necessary or reasonable to obtain Protection for the Inventions, and to assign to the Company all rights which may be acquired by it or any of the Executives in relation to them and to vest tide in them in the Company absolutely.

11.      NON-COMPETITION

11.1     DURING THE ENGAGEMENT

         The Consultant represents and warrants that it will not, and that it will procure that the Executives will not (subject only to the contrary obligations of the Nominated Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time), during the Engagement either directly or indirectly in any capacity (including without limitation as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its related bodies corporate, or be engaged or interested in any public or private work or duties which in the reasonable opinion of the Board may hinder or otherwise interfere with the performance of the Consultant of its duties under this Agreement.

11.2     AFTER THE ENGAGEMENT

         The Consultant represents and warrants that it will not, and that it will procure that the Executives will not, during the period of 24 months after termination of the Engagement, however that termination occurs:

          (a) anywhere within Australia, the United Kingdom or the United States of America, directly or indirectly in any capacity (whether as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its related bodies corporate at the date of termination of the Engagement;

          (b) canvass, solicit or endeavour to entice away from the Company any person who or which at any time during the Term or at the date of termination of the Engagement was or is a client or customer of or supplier to the Company or any related body corporate of the Company or in the habit of dealing with the Company or any such related body corporate;

          (c) solicit, interfere with or endeavour to entice away any employee of the Company or any of its related bodies corporate; or

          (d) counsel, procure or otherwise assist any person to do any of the acts referred to in clauses 11.2(b) and (c).

11.3     NO REPRESENTATIONS AFTER ENGAGEMENT TERMINATED

         The Consultant will not represent itself, and will procure that no Executive will represent himself or herself, as being in any way connected with the business of the Company or any of its related bodies corporate at any time after the termination of the Engagement.

12.      TERMINATION

12.1     IMMEDIATE TERMINATION BY THE COMPANY

         The Company may at its sole discretion terminate the Engagement by giving notice effective immediately if at any time:

          (a) the Consultant or any of the Executives is or becomes in breach of any of the material terms of this Agreement and if it is a breach which is capable of being remedied and it is the first occasion on which such type of breach has occurred, the breach is not remedied to the reasonable satisfaction of the Company within 30 days after written notice is given to the Consultant by the Company requiring the breach to be remedied; or

          (b) the Consultant or any of the Executives is or becomes charged with any criminal offence involving criminal intent, fraud, dishonesty or moral turpitude which in the reasonable opinion of the Board brings the Consultant or any of the Executives or the Company or any of its related bodies corporate into disrepute; or

          (c) the Consultant or any of the Executives is or becomes bankrupt, or goes into liquidation, or makes a composition or arrangement with creditors generally, or takes advantage of any statute for the relief of insolvent debtors; or

          (d) any of the Executives is or becomes of unsound mind or a person whose person or estate is liable to be dealt with under any law relating to mental health; or

          (e) the Consultant is or becomes incompetent in the performance of its duties under this Agreement; or

          (f) the Consultant is or becomes continually or significantly absent or neglectful of its duties under this Agreement;

          (g)  the Nominated Executive dies; or

          (h)  the Consultant ceases to be a shareholder in the Company.

12.2     NOT TO PREJUDICE RIGHTS

         Termination of the Engagement will not prejudice any rights or remedies already accrued to any party under, or in respect of any breach of, this Agreement.

13.      RETURN OF MATERIALS

13.1     CONSULTANT TO RETURN MATERIALS

         The Consultant will return or cause the return of all Documents and other materials relating to or concerning any Confidential Information, and all materials supplied to the

         Consultant or the Executives or otherwise in their possession or within their control and containing or pertaining to any Confidential Information, including all copies of those Documents and materials then in existence:

          (a)  immediately on demand; or

          (b) without demand as soon as such Documents and other materials or any of them are no longer required by the Consultant for the performance of its duties; or

          (c)  on the termination of the Engagement.

13.2     MATERIALS TO BE PROPERTY OF THE COMPANY

         All notes and memoranda of information concerning any Confidential Information made or received by the Consultant or any of the Executives during the course of the Engagement are the property of the Company, and will be surrendered by the Consultant at the same time as the Documents and other materials referred to in clause 13.1 are due to be returned to the Company.

14.      RELATIONSHIP

14.1     PARTIES' RELATIONSHIPS

         The relationship between the Company and the Consultant is that of principal and contractor. Nothing in this Agreement will be taken as constituting the Consultant, the Executives or any other servant, agent or contractor of the Consultant an employee or servant of the Company or any of its related bodies corporate.

14.2     CONSULTANT INDEMNIFIES COMPANY IN CERTAIN RESPECTS

         The Consultant agrees to indemnify the Company and each of its related bodies corporate against any action, suit, claim, demand, cost or expense arising out of or referable to:

          (a) any damage, injury or loss caused by or resulting from any wilful or negligent act or omission or misfeasance of the Consultant, the Executives or any other servant, agent or contractor of the Consultant; and

          (b) all injury, loss or damage sustained by any of the Executives or any officer, servant, agent or contractor of the Consultant incurred while attending to performance of the Consultant's duties under, or incidental or preparatory to this Agreement, unless the injury, loss or damage was caused by any wilful or negligent act or omission of the Company or any officer, servant or agent of the Company.

15.      FURTHER ACTS

         Each party will promptly do and perform all further acts, and execute and deliver all further instruments required by law or reasonably requested by any other party to establish, maintain and protect the respective rights and remedies of the parties and to carry out and effect the intent and purpose of this Agreement.

16.      NOTICES

16.1     SERVICE OF NOTICE

         All notices, requests, consents and other documents authorised or required to be given by or pursuant to this Agreement shall be given in writing and either personally served or sent by certified or registered mail addressed or sent by facsimile transmission as follows:

         The Company or the Consultant or the Nominated Executive:

         To:                            Mr Bob Mead
                                        R.D. Larsson & Co.
         Address:                       Level 10
                                        420 St Kilda Road
                                        Melbourne Victoria
                                        Facsimile: (03) 867-7226

         Notices, requests, consents and other documents ("NOTICES") shall be deemed served or given:

          (a) if personally served by being left at the address of the party to whom the Notice is given between the hours of 9:00 am and 5:00 pm on any Business Day, then in such case at the time the Notice is so delivered;

          (b) if sent by registered or certified mail, at the certified date of delivery;

          (c) if sent by facsimile transmission, on receipt by the sender of confirmation of successful transmission.

         Any, party may change its address for receipt of Notices at any time by giving notice of such change to the other party. Any Notice given under this Agreement may be signed on behalf of any party by the duly authorised representative of that party and shall be sent to all other parties to this Agreement.

17.      ASSIGNMENT

17.1     BY THE COMPANY

         The Company may assign the benefit of this Agreement to any related body corporate of the Company.

17.2     BY THE CONSULTANT

         The Consultant may not assign this Agreement without the prior written consent of the Company.

18.      NO WAIVER

         Failure or omission by the Company at any time to enforce or require strict or timely compliance with any provision of this Agreement will not affect or impair that provision, or the right of the Company to avail itself of the remedies it may have in respect of any breach of a provision, in any way.

19.      SEVERABILITY

         Any provision of this Agreement which is or becomes illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and will not invalidate the remaining provisions.

20.      VARIATION

         This Agreement may not be changed or modified in any way after it has been signed except in writing signed by or on behalf of all the parties.

21.      GOVERNING LAW

         This Agreement is governed by, takes effect and will be construed in accordance with the laws of the State, and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the State and courts entitled to hear appeals therefrom.

SIGNED as an agreement.

THE COMMON SEAL of STEM CELL                 )
SCIENCES PTY LTD ACN 063 293 130             )
was affixed by the authority of the          )
Board of Directors in the presence of:       )

[SIGNED BY MALCOLM ROY BRANDON]                  [SIGNED BY PETER SCOTT
                                                  MOUNTFORD]

--------------------------------------------     ---------------------------
(Signature of Secretary/Director)                (Signature of Director)

[MALCOLM ROY BRANDON]                            [PETER SCOTT MOUNTFORD]

--------------------------------------------     ---------------------------
(Name of Secretary/Director in Full)             (Name of Director in Full)


THE COMMON SEAL of                           )
CASTELLA RESEARCH PTY LTD ACN                )
006 125 364 was affixed by the authority of  )
the Board of Directors in the presence of:   )

[SIGNED BY MALCOLM ROY BRANDON]                  [SIGNED BY SUSAN BRANDON]

--------------------------------------------     ---------------------------
(Signature of Director)                          (Signature of Director)

[MALCOLM ROY BRANDON]                            [SUSAN BRANDON]

--------------------------------------------     ---------------------------
(Name of Director in Full)                       (Name of Director in Full)


SIGNED by DR. MALCOLM ROY                    )   [SIGNED BY MALCOLM ROY BRANDON]
BRANDON in the presence of:                  )
                                                 ---------------------------
                                                 (Signature)
[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)

                                  ANNEXURE "D"

                           DEED OF CONFIDENTIALITY AND
                                 NON-COMPETITION





                               Date: 5 April 1994





                           STEM CELL SCIENCES PTY LTD
                                 ACN 063 293 130
                                     Company


                             DR. MALCOLM ROY BRANDON
                                    Executive


                           BIOTRANSPLANT INCORPORATED
                                       BTI

                                TABLE OF CONTENTS

1.       INTERPRETATION...................................................1

2.       CONFIDENTIALITY..................................................2

3.       DISCOVERIES......................................................2

         3.1      Information.............................................2
         3.2      Inventions..............................................3

4.       NON-COMPETITION..................................................3

         4.1      During the Engagement...................................3
         4.2      After the Engagement....................................3

5.       EXECUTIVE'S GUARANTEE AND INDEMNITY..............................4

         5.1      Guarantee and Indemnity.................................4
         5.2      Absolute Liability......................................4
         5.3      Liability not to be Affected............................4
         5.4      Continuing Security.....................................5

6.       SEVERABILITY.....................................................5

7.       VARIATION........................................................5

8.       NO WAIVER........................................................5

9.       NOTICES..........................................................5

         9.1      Service of notice.......................................5

10.      GOVERNING LAW....................................................7

                   DEED OF CONFIDENTIALITY AND NON-COMPETITION

DEED made on 5 April 1994

BETWEEN STEM CELL SCIENCES PTY LTD ACN 063 293 130 a company incorporated in Victoria and having its registered office in that State at Level 10, 420 St Kilda Road Melbourne ("COMPANY")

AND DR. MALCOLM ROY BRANDON of 14 Castella Street, East Ivanhoe in the State of Victoria ("EXECUTIVE")

AND BIOTRANSPLANT INCORPORATED a corporation organised and existing under the laws of the State of Delaware and having its principal office at 13th Street, Building 96, Charlestown Navy Yard, Charlestown MA, United States of America ("BTI")

IT IS AGREED:

RECITALS

A. By a consultancy agreement of even date between the Company, the Executive and Castella Research Pty Ltd ACN 006 125 364 (the "CONSULTANT") entered into by the Company at the request of the Executive (the "CONSULTANCY AGREEMENT") the Consultant has agreed to provide certain services to the Company.

B. The Executive acknowledges that it is reasonable for the Company (and BTI as a major shareholder in the Company) to protect the goodwill of the Business by securing from the Executive covenants restricting the Executive from engaging in certain activities in competition with the Company and other covenants as set out in this Deed.

C. The Executive acknowledges further that he will have access to Confidential Information which represents a valuable asset of the Company, and accordingly it is reasonable for the Company (and BTI as a major shareholder in the Company) to further protect the goodwill of the Business by securing from the Executive a covenant to treat the Confidential Information as confidential.

D. In consideration of the Company at the request of the Executive agreeing to execute the Consultancy Agreement, the Executive has agreed to guarantee the performance of the Consultant under the Consultancy Agreement.

THIS DEED WITNESSES:

1.       INTERPRETATION

         In this Deed:

          (a) clause headings are for convenience only and do not affect interpretation;

         and unless the context otherwise requires:

          (b)  references to a clause are references to a clause of this Deed;

          (c) references to "this Deed" or to any specified provision of this Deed or to any other agreement or document will be construed as references to this Deed or the specified provision of this Deed or that other agreement or document as amended or substituted with the agreement of the relevant parties and in force at any relevant time;

          (d) references to any statute, ordinance or other law include all regulations and other enactments thereunder and all consolidations, amendments, re-enactments or replacements thereof;

          (e) words importing the singular include the plural and vice versa, words importing a gender include other genders and references to a person will be construed as including an individual, the estate of an individual, firm, body corporate, association (whether incorporated or not), government and governmental, semi-governmental and local authority or agency; and

          (f) words and phrases given a particular meaning in the Consultancy Agreement have the same meaning when used in this Deed.

2.       CONFIDENTIALITY

         Subject always to the contrary obligations of the Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time, the Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that he will not either during the Engagement or at any time thereafter, except as required by law or by the Company, use or disclose to any person any Confidential Information, and will use his best endeavours to prevent the unauthorised use or disclosure of any Confidential Information by third parties.

3.       DISCOVERIES

3.1      INFORMATION

         The Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that:

          (a) he will immediately inform the Company of any matter which may come to his notice during the Engagement which may be of interest or of any importance or use to the Company or its related bodies corporate; and

          (b) he will immediately communicate to the Company any proposals or suggestions occurring to him during the Engagement which may be of service for the furtherance of the Business of the Company or its related bodies corporate.

3.2      INVENTIONS

         Subject always to contrary obligations of the Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time, the Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that:

          (a) he immediately communicate to the Company any and all processes, inventions, improvements, innovations, modifications and discoveries which he may make either alone or in conjunction with others in connection with or arising out of the Engagement or in any way connected with any of the matters in which the Company has been or is now or hereafter interested during the Engagement ("INVENTIONS"), whether or not the Inventions are capable of being protected by copyright, letters patent, registered design or other protection ("PROTECTION"), and the Inventions will be the sole and exclusive property of the Company; and

          (b) he will immediately deliver to the Company full particulars concerning the Inventions, and will at the expense of the Company execute all documents and do and execute all such acts, matters and things as may be necessary or reasonable to obtain Protection for the Inventions, and to assign to the Company all rights which may be acquired by it in relation to them and to vest title in them in the Company absolutely.

4.       NON-COMPETITION

4.1      DURING THE ENGAGEMENT

         The Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that he will not without the prior written consent of the Company during the Engagement either directly or indirectly in any capacity (including without limitation as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its subsidiaries or be engaged or interested in any public or private work or duties which in the reasonable opinion of the Board may hinder or otherwise interfere with the performance by the Consultant of its duties and obligations under the Consultancy Agreement.

4.2      AFTER THE ENGAGEMENT

         The Executive covenants, represents and warrants to the Company and BTI (each severally and both jointly) that he will not during the period of 24 months after termination of the Engagement, however that termination occurs:

          (a) anywhere within Australia, the United Kingdom or the United States of America, directly or indirectly in any capacity (whether as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) actually carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its subsidiaries at the date of termination of the Engagement;

          (b) canvass, solicit or endeavour to entice away from the Company any person who or which at any time during the Term or at the date of termination of the Engagement was or is a client or customer of or supplier to the Company or any related body corporate of the Company or in the habit of dealing with the Company or any such related body corporate;

          (c) solicit, interfere with or endeavour to entice away any employee of the Company or any of its related bodies corporate; or

          (d) counsel, procure or otherwise assist any person to do any of the acts referred to in clauses 4.2(b) and (c).

5.       EXECUTIVE'S GUARANTEE AND INDEMNITY

5.1      GUARANTEE AND INDEMNITY

         The Executive unconditionally and irrevocably guarantees for the benefit of the Company and BTI (each severally and both jointly) the Consultant's performance of its obligations under the Consultancy Agreement and indemnifies the Company and BTI (each severally and both jointly) against all loss, liability and expense which they may suffer or incur in consequence of any breach or default by the Consultant of or in performance of the Consultant's obligations. The Executive declares that the Company and BTI are entitled to enforce their rights against him immediately on any breach or default by the Consultant. The Company or BTI will not be required to enforce or exhaust all or any of its rights against the Consultant before enforcing any of its rights against the Consultant.

5.2      ABSOLUTE LIABILITY

         The liability of the Executive hereunder shall be absolute and shall not be subject to the execution of any other instrument or document by any person and shall not be subject to the performance of any condition precedent or subsequent whatsoever between or amongst any person or persons whatsoever.

5.3      LIABILITY NOT TO BE AFFECTED

         The liability of the Executive hereunder shall not be affected by any act, omission, matter or thing whatsoever that would otherwise operate in law or in equity to reduce or release the Executive from such liability and without limiting the generality of the foregoing such liability shall not be affected by the granting by BTI or the Company to the Consultant of time, waiver, indulgence or concession or the making of any composition or compromise with the Consultant; BTI or the Company forbearing or neglecting to exercise any right for the enforcement of its rights against the Consultant; any laches, acquiescence or other act, neglect, default, omission or mistake by BTI or the Company;

         any variation in the terms of this Deed or the Consultancy Agreement made either with or without the knowledge of the Executive; this Deed or any obligation owed by the Consultant to BTI or the Company in relation to the Consultancy Agreement being void, voidable or otherwise unenforceable by BTI or the Company; the amendment of any constituent document of the Consultant; or any failure by BTI or the Company to disclose to the Executive any fact, circumstance or event relating to the Consultant at any time prior to or during the currency of this Deed.

5.4      CONTINUING SECURITY

         This Deed shall be a continuing security notwithstanding any termination by the Executive, settlement of account, intervening payment, express or implied revocation or any other matter or thing whatsoever and shall continue to secure to BTI and the Company the due and punctual performance of all of the obligations of the Consultant under the Consultancy Agreement until the expiration or termination of that agreement.

6.       SEVERABILITY

         Any provision of this Deed which is or becomes illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and will not invalidate the remaining provisions.

7.       VARIATION

         This Deed will not be changed or modified in any way after it has been signed except in writing signed on behalf of each of the parties.

8.       NO WAIVER

         Failure or omission by the Company or BTI at any time to enforce or require strict or timely compliance with any provision of this Deed will not affect or impair that provision in any way, or the right of the Company or BTI to avail itself of the remedies it may have in respect of any breach of a provision.

9.       NOTICES

9.1      SERVICE OF NOTICE

         All notices, requests, consents and other documents authorised or required to be given by or pursuant to this Deed shall be given in writing and either personally served or sent by certified or registered mail addressed or sent by facsimile transmission as follows:

         The Company:
         To:                   Mr Bob Mead
                               R.D. Larsson & Co
         Address:              Level 10
                               420 St Kilda Road
                               Melbourne Victoria
                               Facsimile: (03) 867-7226
         BTI
         To:                   BioTransplant Inc.
         Address:              13th Street, Building 96
                               Charlestown Navy Yard
                               Charlestown MA 02129
                               United States of America
                               Attention: CEO
                               Facsimile: 617 241 8780

                               with a copy to:

                               Elliot M Olstein, Esq
                               Carella, Byrne, Bain, Gilfillan, Cecchi,
                                  Stewart & Olstein
                               6 Becker Farm Road
                               Roseland NJ 07068
                               United States of America
                               Facsimile: 201 994 1744

         The Executive
         To:                   Mr Bob Mead
                               R.D. Larsson & Co
         Address:              Level 10
                               420 St Kilda Road
                               Melbourne Victoria
                               Facsimile: (03) 867-7226

         Notices, requests, consents and other documents ("NOTICES") shall be deemed served or given:

          (a) if personally served by being left at the address of the party to whom the Notice is given between the hours of 9:00 am and 5:00 pm on any Business Day, then in such case at the time the Notice is so delivered;

          (b) if sent by registered or certified mail, at the certified date of delivery;

          (c) if sent by facsimile transmission, on receipt by the sender of confirmation of successful transmission.

         Any party may change its address for receipt of Notices at any time by giving notice of such change to the other party. Any Notice given under this Deed may be signed on behalf of any party by the duly authorised representative of that party and shall be sent to all other parties to this Deed.

10.      GOVERNING LAW

         This Deed is governed by, takes effect and will be construed in accordance with the laws of Victoria, and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of Victoria and courts entitled to hear appeals therefrom.

IN WITNESS the parties have executed and delivered this Deed.

THE COMMON SEAL of STEM CELL                )
SCIENCES PTY LIMITED ACN 063 293            )
130 was affixed by the authority of the     )
Board of Directors in the presence of:      )

[SIGNED BY MALCOLM ROY BRANDON]                [SIGNED BY PETER SCOTT MOUNTFORD]

--------------------------------------------   ---------------------------
(Signature of Secretary/Director)              (Signature of Director)

[MALCOLM ROY BRANDON]                          [PETER SCOTT MOUNTFORD]

--------------------------------------------   ---------------------------
(Name of Secretary/Director in Full)           (Name of Director in Full)

SIGNED, SEALED AND DELIVERED by             )  [SIGNED BY MALCOLM ROY BRANDON]
DR. MALCOLM ROY BRANDON in the presence of:
                                               ---------------------------
                                            )  (Signature)
[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED by              )  [SIGNED BY RODERICK L J LYLE]
BIOTRANSPLANT INCORPORATED by               )
its duly appointed attorney pursuant to     )  ---------------------------
Power of Attorney dated 28 March 1994 in    )  (Signature)
the presence of:                            )

[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)

                                  ANNEXURE "E"

                           DEED OF CONFIDENTIALITY AND
                                 NON-COMPETITION





                               Date: 5 April 1994









                           STEM CELL SCIENCES PTY LTD
                                 ACN 063 293 130
                                     Company


                            DR. PETER SCOTT MOUNTFORD
                                    Executive


                           BIOTRANSPLANT INCORPORATED
                                       BTI

                                TABLE OF CONTENTS

1.       INTERPRETATION....................................................1

2.       CONFIDENTIALITY...................................................2

3.       DISCOVERIES.......................................................2

         3.1      Information..............................................2
         3.2      Inventions...............................................3

4.       NON-COMPETITION...................................................3

         4.1      During the Engagement....................................3
         4.2      After the Engagement.....................................3

5.       EXECUTIVE'S GUARANTEE AND INDEMNITY...............................4

         5.1      Guarantee and Indemnity..................................4
         5.2      Absolute Liability.......................................4
         5.3      Liability not to be Affected.............................4
         5.4      Continuing Security......................................5

6.       SEVERABILITY......................................................5

7.       VARIATION.........................................................5

8.       NO WAIVER.........................................................5

9.       NOTICES...........................................................5

         9.1      Service of notice........................................5

10.      GOVERNING LAW.....................................................7

                   DEED OF CONFIDENTIALITY AND NON-COMPETITION

DEED made on 5 April 1994

BETWEEN STEM CELL SCIENCES PTY LTD ACN 063 293 130 a company incorporated in Victoria and having its registered office in that State at Level 10, 420 St Kilda Road Melbourne ("COMPANY")

AND DR. PETER SCOTT MOUNTFORD of 2 Hope Street, East Brighton in the State of Victoria ("EXECUTIVE")

AND BIOTRANSPLANT INCORPORATED a corporation organised and existing under the laws of the State of Delaware and having its principal office at 13th Street, Building 96, Charlestown Navy Yard, Charlestown MA, United States of America ("BTI")

IT IS AGREED:

RECITALS

A. By a consultancy agreement of even date between the Company, the Executive and Secure Sciences Pty Ltd ACN 064 139 948 (the "CONSULTANT") entered into by the Company at the request of the Executive (the "CONSULTANCY AGREEMENT") the Consultant has agreed to provide certain services to the Company.

B. The Executive acknowledges that it is reasonable for the Company (and BTI as a major shareholder in the Company) to protect the goodwill of the Business by securing from the Executive covenants restricting the Executive from engaging in certain activities in competition with the Company and other covenants as set out in this Deed.

C. The Executive acknowledges further that he will have access to Confidential Information which represents a valuable asset of the Company, and accordingly it is reasonable for the Company (and BTI as a major shareholder in the Company) to further protect the goodwill of the Business by securing from the Executive a covenant to treat the Confidential Information as confidential.

D. In consideration of the Company at the request of the Executive agreeing to execute the Consultancy Agreement, the Executive has agreed to guarantee the performance of the Consultant under the Consultancy Agreement.

THIS DEED WITNESSES:

1.       INTERPRETATION

         In this Deed:

          (a) clause headings are for convenience only and do not affect interpretation;

         and unless the context otherwise requires:

          (b)  references to a clause are references to a clause of this Deed;

          (c) references to "this Deed" or to any specified provision of this Deed or to any other agreement or document will be construed as references to this Deed or the specified provision of this Deed or that other agreement or document as amended or substituted with the agreement of the relevant parties and in force at any relevant time;

          (d) references to any statute, ordinance or other law include all regulations and other enactments thereunder and all consolidations, amendments, re-enactments or replacements thereof;

          (e) words importing the singular include the plural and vice versa, words importing a gender include other genders and references to a person will be construed as including an individual, the estate of an individual, firm, body corporate, association (whether incorporated or not), government and governmental, semi-governmental and local authority or agency; and

          (f) words and phrases given a particular meaning in the Consultancy Agreement have the same meaning when used in this Deed.

2.       CONFIDENTIALITY

         Subject always to the contrary obligations of the Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time, the Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that he will not either during the Engagement or at any time thereafter, except as required by law or by the Company, use or disclose to any person any Confidential Information, and will use his best endeavours to prevent the unauthorised use or disclosure of any Confidential Information by third parties.

3.       DISCOVERIES

3.1      INFORMATION

         The Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that:

          (a) he will immediately inform the Company of any matter which may come to his notice during the Engagement which may be of interest or of any importance or use to the Company or its related bodies corporate; and

          (b) he will immediately communicate to the Company any proposals or suggestions occurring to him during the Engagement which may be of service for the furtherance of the Business of the Company or its related bodies corporate.

3.2      INVENTIONS

         Subject always to contrary obligations of the Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time, the Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that:

          (a) he will immediately communicate to the Company any and all processes, inventions, improvements, innovations, modifications and discoveries which he may make either alone or in conjunction with others in connection with or arising out of the Engagement or in any way connected with any of the matters in which the Company has been or is now or hereafter interested during the Engagement ("INVENTIONS"), whether or not the Inventions are capable of being protected by copyright, letters patent, registered design or other protection ("PROTECTION"), and the Inventions will be the sole and exclusive property of the Company; and

          (b) he will immediately deliver to the Company full particulars concerning the Inventions, and will at the expense of the Company execute all documents and do and execute all such acts, matters and things as may be necessary or reasonable to obtain Protection for the Inventions, and to assign to the Company all rights which may be acquired by it in relation to them and to vest title in them in the Company absolutely.

4.       NON-COMPETITION

4.1      DURING THE ENGAGEMENT

         The Executive covenants, represents and warrants to the Company and to BTI (each severally and both jointly) that he will not without the prior written consent of the Company during the Engagement either directly or indirectly in any capacity (including without limitation as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its subsidiaries or be engaged or interested in any public or private work or duties which in the reasonable opinion of the Board may hinder or otherwise interfere with the performance by the Consultant of its duties and obligations under the Consultancy Agreement.

4.2      AFTER THE ENGAGEMENT

         The Executive covenants, represents and warrants to the Company and BTI (each severally and both jointly) that he will not during the period of 24 months after termination of the Engagement, however that termination occurs:

          (a) anywhere within Australia, the United Kingdom or the United States of America, directly or indirectly in any capacity (whether as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) actually carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its subsidiaries at the date of termination of the Engagement;

          (b) canvass, solicit or endeavour to entice away from the Company any person who or which at any time during the Term or at the date of termination of the Engagement was or is a client or customer of or supplier to the Company or any related body corporate of the Company or in the habit of dealing with the Company or any such related body corporate;

          (c) solicit, interfere with or endeavour to entice away any employee of the Company or any of its related bodies corporate; or

          (d) counsel, procure or otherwise assist any person to do any of the acts referred to in clauses 4.2(b) and (c).

5.       EXECUTIVE'S GUARANTEE AND INDEMNITY

5.1      GUARANTEE AND INDEMNITY

         The Executive unconditionally and irrevocably guarantees for the benefit of the Company and BTI (each severally and both jointly) the Consultant's performance of its obligations under the Consultancy Agreement and indemnifies the Company and BTI (each severally and both jointly) against all loss, liability and expense which they may suffer or incur in consequence of any breach or default by the Consultant of or in performance of the Consultant's obligations. The Executive declares that the Company and BTI are entitled to enforce their rights against him immediately on any breach or default by the Consultant. The Company or BTI will not be required to enforce or exhaust all or any of its rights against the Consultant before enforcing any of its rights against the Consultant.

5.2      ABSOLUTE LIABILITY

         The liability of the Executive hereunder shall be absolute and shall not be subject to the execution of any other instrument or document by any person and shall not be subject to the performance of any condition precedent or subsequent whatsoever between or amongst any person or persons whatsoever.

5.3      LIABILITY NOT TO BE AFFECTED

         The liability of the Executive hereunder shall not be affected by any act, omission, matter or thing whatsoever that would otherwise operate in law or in equity to reduce or release the Executive from such liability and without limiting the generality of the foregoing such liability shall not be affected by the granting by BTI or the Company to the Consultant of time, waiver, indulgence or concession or the making of any composition or compromise with the Consultant; BTI or the Company forbearing or neglecting to exercise any right for the enforcement of its rights against the Consultant; any laches, acquiescence or other act, neglect, default, omission or mistake by BTI or the Company;

         any variation in the terms of this Deed or the Consultancy Agreement made either with or without the knowledge of the Executive; this Deed or any obligation owed by the Consultant to BTI or the Company in relation to the Consultancy Agreement being void, voidable or otherwise unenforceable by BTI or the Company; the amendment of any constituent document of the Consultant; or any failure by BTI or the Company to disclose to the Executive any fact, circumstance or event relating to the Consultant at any time prior to or during the currency of this Deed.

5.4      CONTINUING SECURITY

         This Deed shall be a continuing security notwithstanding any termination by the Executive, settlement of account, intervening payment, express or implied revocation or any other matter or thing whatsoever and shall continue to secure to BTI and the Company the due and punctual performance of all of the obligations of the Consultant under the Consultancy Agreement until the expiration or termination of that agreement.

6.       SEVERABILITY

         Any provision of this Deed which is or becomes illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and will not invalidate the remaining provisions.

7.       VARIATION

         This Deed will not be changed or modified in any way after it has been signed except in writing signed on behalf of each of the parties.
8.       NO WAIVER

         Failure or omission by the Company or BTI at any time to enforce or require strict or timely compliance with any provision of this Deed will not affect or impair that provision in any way, or the right of the Company or BTI to avail itself of the remedies it may have in respect of any breach of a provision.

9.       NOTICES

9.1      SERVICE OF NOTICE

         All notices, requests, consents and other documents authorised or required to be given by or pursuant to this Deed shall be given in writing and either personally served or sent by certified or registered mail addressed or sent by facsimile transmission as follows:

         The Company:
         To:                   Mr Bob Mead
                               R.D. Larsson & Co
         Address:              Level 10
                               420 St Kilda Road
                               Melbourne Victoria
                               Facsimile: (03) 867-7226
         BTI
         To:                   BioTransplant Inc.
         Address:              13th Street, Building 96
                               Charlestown Navy Yard
                               Charlestown MA 02129
                               United States of America
                               Attention: CEO
                               Facsimile: 617 241 8780

                               with a copy to:

                               Elliot M Olstein, Esq
                               Carella, Byrne, Bain, Gilfillan, Cecchi, Stewart
                                    & Olstein
                               6 Becker Farm Road
                               Roseland NJ 07068
                               United States of America
                               Facsimile: 201 994 1744

         The Executive
         To:                   Mr Bob Mead
                               R.D. Larsson & Co
         Address               Level 10
                               420 St Kilda Road
                               Melbourne Victoria
                               Facsimile: (03) 867-7226

         Notices, requests, consents and other documents ("NOTICES") shall be deemed served or given:

          (a) if personally served by being left at the address of the party to whom the Notice is given between the hours of 9:00 am and 5:00 pm on any Business Day, then in such case at the time the Notice is so delivered;

          (b) if sent by registered or certified mail, at the certified date of delivery;

          (c) if sent by facsimile transmission, on receipt by the sender of confirmation of successful transmission.

         Any party may change its address for receipt of Notices at any time by giving notice of such change to the other party. Any Notice given under this Deed may be signed on behalf of any party by the duly authorised representative of that party and shall be sent to all other parties to this Deed.

10.      GOVERNING LAW

         This Deed is governed by, takes effect and will be construed in accordance with the laws of Victoria, and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of Victoria and courts entitled to hear appeals therefrom.

IN WITNESS the parties have executed and delivered this Deed.

THE COMMON SEAL OF STEM CELL                 )
SCIENCES PTY LIMITED ACN 063 293             )
130 was affixed by the authority of the      )
Board of Directors in the presence of:       )

[SIGNED BY MALCOLM ROY BRANDON]                [SIGNED BY PETER SCOTT MOUNTFORD]

--------------------------------------------   ---------------------------
(Signature of Secretary/Director)              (Signature of Director)

[MALCOLM ROY BRANDON]                          [PETER SCOTT MOUNTFORD]

--------------------------------------------   ---------------------------
(Name of Secretary/Director in Full)           (Name of Director in Full)

SIGNED, SEALED AND DELIVERED by              ) [SIGNED BY PETER SCOTT MOUNTFORD]
DR. PETER SCOTT MOUNTFORD in the presence of:)
                                               ---------------------------
                                             ) (Signature)
[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED by               ) [SIGNED BY RODERICK L J LYLE]
BIOTRANSPLANT INCORPORATED by                ) ---------------------------
its duly appointed attorney pursuant to      ) (Signature)
Power of Attorney dated 28 March 1994 in     )
the presence of:                             )

[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)

                                  ANNEXURE "F"

                              CONSULTANCY AGREEMENT






                               Date: 5 April 1994






                           STEM CELL SCIENCES PTY LTD
                                 ACN 063 293 130

                                     Company



                             SECURE SCIENCES PTY LTD
                                 ACN 064 139 948

                                   Consultant



                               DR. PETER MOUNTFORD

                               Nominated Executive

                                TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION............................................1

         1.1      Definitions......................................................1
         1.2      Interpretation...................................................2

2.       ENGAGEMENT................................................................2

         2.1      Engagement.......................................................2
         2.2      Non-exclusivity..................................................2

3.       TERM......................................................................3

4.       CONSULTANT'S DUTIES.......................................................3

         4.1      Specific duties..................................................3
         4.2      General duties...................................................3

5.       COMPANY'S OBLIGATIONS.....................................................4

6.       FEES......................................................................4

         6.1      Consultant's retainer............................................4

7.       EXPENSES..................................................................4

         7.1      No reimbursement of unauthorised expenses........................4
         7.2      Consultant responsible for payment of Executives, etc............4
         7.3      Initial Expenses.................................................5

8.       CONSULTANT'S ACKNOWLEDGEMENTS.............................................5

         8.1      Confidential Information.........................................5
         8.2      Undertakings.....................................................5

9.       CONFIDENTIALITY...........................................................6

10.      DISCOVERIES...............................................................6

         10.1     Information......................................................6
         10.2     Inventions.......................................................6

11.      NON-COMPETITION...........................................................7

         11.1     During the Engagement............................................7
         11.2     After the Engagement.............................................7
         11.3     No representations after Engagement terminated...................7

12.      TERMINATION...............................................................8

         12.1     Immediate termination by the Company.............................8
         12.2     Not to prejudice rights..........................................8

13.      RETURN OF MATERIALS.......................................................8

         13.1     Consultant to return materials...................................8
         13.2     Materials to be property of the Company..........................9


                                       i




14.      RELATIONSHIP..............................................................9

         14.1     Parties' relationships...........................................9
         14.2     Consultant indemnifies Company in certain respects...............9

15.      FURTHER ACTS..............................................................9

16.      NOTICES..................................................................10

         16.1     Service of notice...............................................10

17.      ASSIGNMENT...............................................................10

         17.1     By the Company..................................................10
         17.2     By the Consultant...............................................10

18.      NO WAIVER................................................................11

19.      SEVERABILITY.............................................................11

20.      VARIATION................................................................11

21.      GOVERNING LAW............................................................11

CONSULTANCY AGREEMENT made on 5 April 1994.

BETWEEN STEM CELL SCIENCES PTY LTD ACN 063 293 130 a company incorporated in Victoria and having its registered office in that State at Level 10, 420 St. Kilda Road, Melbourne
                 ("Company")

AND SECURE SCIENCES PTY LTD ACN 064 139 948, a company incorporated in the State of Victoria and having its registered office in that State at the offices of R.D.). Larsson & Co., Level 10, 420 St Kilda Road, Melbourne in its own capacity and as trustee of the Mountford Investment Trust ("CONSULTANT")

AND DR. PETER SCOTT MOUNTFORD of 2 Hope Street, East Brighton in the State of Victoria ("NOMINATED EXECUTIVE")

RECITALS

A.       The Company carries on the Business (as defined in the Shareholders
         Agreement).

B. The Consultant carries on the business of providing consulting, management and administrative services to other organisations.

C. The Company wishes to avail itself of the expertise of the Consultant and its employees in the Company's areas of business.

IT IS AGREED:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "BUSINESS DAY" means a day on which banks are open for business in the State.

         "CONFIDENTIAL INFORMATION" has the meaning given in clause 8.

         "DOCUMENTS" includes software (including source code and object code versions) manuals, diagrams, graphs, charts, projections, specifications, estimates, records, concepts, documents, accounts, plans, formulae, designs, methods, techniques, processes, supplier lists, price lists, customer lists, market research information, correspondence, letters and papers of every description including all copies of and extracts from the same.

         "ENGAGEMENT" means the engagement of the Consultant under this Agreement.

         "EXECUTIVES" means the Nominated Executive and such other persons employed by the Consultant who are skilled, qualified and experienced in the Business.

         "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement of even date herewith between BioTransplant Incorporated, the Consultant (in its own capacity and as trustee of the Secure Sciences Unit Trust), Castella Research Pty Ltd ACN 006 125 364 and the Company.

         "STATE" means the State of Victoria.

1.2      INTERPRETATION

         In this Agreement:

          (a) clause headings are inserted for convenience only and do not affect interpretation;

         and unless the context otherwise requires:

          (b) references to a clause will be construed as references to a clause of this Agreement;

          (c) references to "this Agreement" or to any specified provision of this Agreement or to any other agreement or document will be construed as references to this Agreement or the specified provision of this Agreement or that other agreement or document as amended or substituted with the agreement of the relevant parties and in force at any relevant time;

          (d) references to any statute, ordinance or other law include all regulations and other enactments thereunder and all consolidations, amendments, re-enactments or replacements thereof;

          (e) words importing the singular include the plural and vice versa, words importing a gender include other genders and references to a person will be construed as including an individual, the estate of an individual, firm, body corporate, association (whether incorporated or not), government and governmental, semi-governmental and local authority or agency; and

          (f) words and phrases given a particular meaning in the Shareholders Agreement, have the same meaning when used in this Agreement.

2.       ENGAGEMENT

2.1      ENGAGEMENT

         The Company engages the Consultant on the terms of this Agreement and the Consultant accepts that engagement.

2.2      NON-EXCLUSIVITY

         Subject to the provisions of this Agreement including Clause 11, the Consultant and the Executives may provide their respective services in relation to matters outside the FIELD (as defined in the BTI Research and License Agreement) to any other person during the Engagement, but the Company at all times has first priority over the services of the Consultant and the Executives.

3.       TERM

         The Engagement commences on 5 April, 1994, and subject to the provisions for termination of the Engagement contained in this Agreement, the Engagement will be for a term of 4 years from commencement ("TERM").

4.       CONSULTANT'S DUTIES

4.1      SPECIFIC DUTIES

         During the Engagement the Consultant will advise the Company in relation to such aspects of the Business as the Board from time to time requires and in particular will be responsible to the Company for implementation of the RESEARCH plan in Appendix A of the BTI Research and License Agreement and of all other RESEARCH plans prepared pursuant to the BTI Research and License Agreement from time to time.

4.2      GENERAL DUTIES

         In the discharge of the specific duties the Consultant will:

          (a) act with professional skill as consultant to the Company with a view to promoting, advancing and improving the Business;

          (b) comply with all policies, directions and resolutions of the Board and any nominee of the Board;

          (c) subject only to the policies, directions and resolutions of the Board, act on its own responsibility and initiative and exercise all powers as may be granted to it by the Board or any nominee of the Board from time to time;

          (d) make regular reports at any intervals or on any occasions as the Board or any nominee of the Board stipulates, and on any matters as the Board or any nominee of the Board requires;

          (e) at all times provide the Nominated Executive and such number of other Executives as the parties from time to time agree, and procure that the Nominated Executive and those Executives devote all of their time and attention to the Business to ensure its promotion to the best of their and the Consultant's ability, subject only to the obligations of the Nominated Executive to the University of Melbourne as at the date hereof;

          (f) cause the Executives to comply with clauses 4.2(a)-(d) in their performance of the Consultant's duties and cause the Consultant to perform all duties and exercise any powers as the Board may from time to time assign to it;

          (g) permit the Executives to be appointed and act as directors of the Company or of any related body corporate of the Company if the Board so requires;

          (h) not change, replace or substitute any of the Executives without the consent in writing of the Company;

          (i) perform any services for any related body corporate of the Company as the Board may from time to time reasonably require; and

          (j) itself, and will ensure that the Executives, refer to the Company for first refusal any project which comes before the Consultant or the Executives which is similar to projects handled by the Company in its ordinary course of business.

5.       COMPANY'S OBLIGATIONS

         During the Engagement the Company will give the Consultant and the Executives access to all information in relation to the Business and to all facilities as they reasonably require to enable them to carry out the Consultant's duties under this Agreement.

6.       FEES

6.1      CONSULTANT'S RETAINER

         During the Engagement, the Company will pay to the Consultant a retainer at the rate of $5,000.00 per month (or other rate as may from time to time be agreed between the parties), which will be deemed to accrue rateably from day to day, and be payable in arrears on the last day of each month.

7.       EXPENSES

7.1      NO REIMBURSEMENT OF UNAUTHORISED EXPENSES

         The Consultant will perform its obligations under this Agreement at its own cost, and unless expressly authorised in writing by the Board, neither the Consultant nor any of the Executives will be entitled to be reimbursed for any out of pocket expenses incurred in connection with the performance of the Consultant's duties under this Agreement.

7.2      CONSULTANT RESPONSIBLE FOR PAYMENT OF EXECUTIVES, ETC.

         The Consultant will be solely responsible for and solely bear:

          (a) the payment of remuneration to the Executives and all its other servants, agents and contractors, including salaries and wages, annual leave, sick leave, long service leave and all other benefits to which any of them may be entitled under any contract of service with the Consultant or under any award, statute or common law;

          (b) the payment of all taxes and duties in respect of that remuneration and benefits;

          (c) maintenance of, and the costs in respect of the maintenance of, adequate insurance in respect of workers' compensation and all other risks appropriate to the duties of the Executives, servants, agents and contractors; and

          (d) compliance with, and all costs of compliance with, all other statutory, award or other legal or contractual requirements with respect to the Executives, servants, agents and contractors.

7.3      INITIAL EXPENSES

         The Company will reimburse the Consultant $25,000.00 within 7 days of the date of this Agreement for expenses incurred by the Consultant prior to the date hereof in relation to the Business.

8.       CONSULTANT'S ACKNOWLEDGEMENTS

8.1      CONFIDENTIAL INFORMATION

         The Consultant acknowledges that:

          (a) the property of the Company and its related bodies corporate includes and will include all knowhow, technology, research, employee skills, trade and business secrets and other confidential information and Documents relating to the Business or other affairs of the Company and its related bodies corporate or any person with whom the Consultant or any of the Executives comes into contact as a result of this Agreement, or which come into the Consultant's or any of the Executives' possession in the course and by reason of the Engagement, whether or not the same were originally supplied by the Company or its related bodies corporate ("CONFIDENTIAL INFORMATION");

          (b) the Confidential Information has been and will be acquired by the Company or its related bodies corporate at the Company's or the related body corporate's initiative and expense; and

          (c) the Company and its related bodies corporate have expended and will expend effort and money in establishing and maintaining the Confidential Information.

         Accordingly, it is reasonable that the Consultant should enter into the representations and warranties contained in this Agreement and, if the Engagement is terminated, the Consultant should continue to be subject to the restrictions set out in clauses 9, 10 and 11.

8.2      UNDERTAKINGS

         At the Company's request, the Consultant will cause the Executives and any other servant, agent or contractor of the Consultant to execute confidentiality and non-competition undertakings in favour of the Company in a form as may be reasonably required by the Company relating to the matters in this clause 8 and in clauses 9, 10 and 11.

9.       CONFIDENTIALITY

         The Consultant represents and warrants that it will not, and will procure that the Executives will not (subject only to the contrary obligations of the Nominated Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time), either during the Engagement or at any time thereafter except in the proper course of the Consultant's duties under this Agreement or as required by law or by the Company, use or disclose to any person any Confidential Information, and the Consultant will use its best endeavours to prevent the unauthorised use or disclosure of that information by third parties.

10.      DISCOVERIES

10.1     INFORMATION

         The Consultant represents and warrants that:

          (a) it will immediately inform the Company of any matter which may come to its notice or to the notice of any of the Executives during the Engagement which may be of interest or of any importance or use to the Company or its related bodies corporate; and

          (b) it will immediately communicate to the Company any proposals or suggestions occurring to it or any of the Executives during the Engagement which may be of service for the furtherance of the business of the Company or its related bodies corporate.

10.2     INVENTIONS

         The Consultant represents and warrants that:

          (a) it will immediately communicate to the Company any and all processes, inventions, improvements, innovations, modifications and discoveries which it or any of the Executives make, either alone or in conjunction with others, in connection with or arising out of the Engagement and in any way connected with any of the matters in which the Company has been or is now or hereafter interested during the Engagement ("INVENTIONS"), whether or not the Inventions are capable of being protected by copyright, letters patent, registered design or other protection ("PROTECTION"), and the Inventions will be the exclusive property of the Company; and

          (b) it will immediately deliver to the Company full particulars concerning the Inventions, and at the expense of the Company, execute all documents and do and execute all such acts, matters and things as may be necessary or reasonable to obtain Protection for the Inventions, and to assign to the Company all rights which may be acquired by it or any of the Executives in relation to them and to vest title in them in the Company absolutely.

11.      NON-CONPETITION

11.1     DURING THE ENGAGEMENT

         The Consultant represents and warrants that it will not, and that it will procure that the Executives will not (subject only to the contrary obligations of the Nominated Executive owed to the University of Melbourne as at the date hereof which remain in existence at the relevant time), during the Engagement either directly or indirectly in any capacity (including without limitation as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its related bodies corporate, or be engaged or interested in any public or private work or duties which in the reasonable opinion of the Board may hinder or otherwise interfere with the performance of the Consultant of its duties under this Agreement.

11.2     AFTER THE ENGAGEMENT

         The Consultant represents and warrants that it will not, and that it will procure that the Executives will not, during the period of 24 months after termination of the Engagement, however that termination occurs:

          (a) anywhere within Australia, the United Kingdom or the United States of America, directly or indirectly in any capacity (whether as principal, agent, partner, employee, shareholder, unitholder, joint venturer, director, trustee, beneficiary, manager, consultant or adviser) carry on, advise, provide services to or be engaged, concerned or interested in or associated with any business or activity which is competitive with any business carried on by the Company or any of its related bodies corporate at the date of termination of the Engagement;

          (b) canvass, solicit or endeavour to entice away from the Company any person who or which at any time during the Term or at the date of termination of the Engagement was or is a client or customer of or supplier to the Company or any related body corporate of the Company or in the habit of dealing with the Company or any such related body corporate;

          (c) solicit, interfere with or endeavour to entice away any employee of the Company or any of its related bodies corporate; or

          (d) counsel, procure or otherwise assist any person to do any of the acts referred to in clauses 11.2(b) and (c).

11.3     NO REPRESENTATIONS AFTER ENGAGEMENT TERMINATED

         The Consultant will not represent itself, and will procure that no Executive will represent himself or herself, as being in any way connected with the business of the Company or any of its related bodies corporate at any time after the termination of the Engagement.

12.      TERMINATION

12.1     IMMEDIATE TERMINATION BY THE COMPANY

         The Company may at its sole discretion terminate the Engagement by giving notice effective immediately if at any time:

          (a) the Consultant or any of the Executives is or becomes in breach of any of the material terms of this Agreement and if it is a breach which is capable of being remedied and it is the first occasion on which such type of breach has occurred, the breach is not remedied to the reasonable satisfaction of the Company within 30 days after written notice is given to the Consultant by the Company requiring the breach to be remedied; or

          (b) the Consultant or any of the Executives is or becomes charged with any criminal offence involving criminal intent, fraud, dishonesty or moral turpitude which in the reasonable opinion of the Board brings the Consultant or any of the Executives or the Company or any of its related bodies corporate into disrepute; or

          (c) the Consultant or any of the Executives is or becomes bankrupt, or goes into liquidation, or makes a composition or arrangement with creditors generally, or takes advantage of any statute for the relief of insolvent debtors; or

          (d) any of the Executives is or becomes of unsound mind or a person whose person or estate is liable to be dealt with under any law relating to mental health; or

          (e) the Consultant is or becomes incompetent in the performance of its duties under this Agreement; or

          (f) the Consultant is or becomes continually or significantly absent or neglectful of its duties under this Agreement;

          (g)  the Nominated Executive dies; or

          (h)  the Consultant ceases to be a shareholder in the Company.

12.2     NOT TO PREJUDICE RIGHTS

         Termination of the Engagement will not prejudice any rights or remedies already accrued to any party under, or in respect of any breach of, this Agreement.

13.      RETURN OF MATERIALS

13.1     CONSULTANT TO RETURN MATERIALS

         The Consultant will return or cause the return of all Documents and other materials relating to or concerning any Confidential Information, and all materials supplied to the

         Consultant or the Executives or otherwise in their possession or within their control and containing or pertaining to any Confidential Information, including all copies of those Documents and materials then in existence:

          (a)  immediately on demand; or

          (b) without demand as soon as such Documents and other materials or any of them are no longer required by the Consultant for the performance of its duties; or

          (c)  on the termination of the Engagement.

13.2     MATERIALS TO BE PROPERTY OF THE COMPANY

         All notes and memoranda of information concerning any Confidential Information made or received by the Consultant or any of the Executives during the course of the Engagement are the property of the Company, and will be surrendered by the Consultant at the same time as the Documents and other materials referred to in clause 13.1 are due to be returned to the Company.

14.      RELATIONSHIP

14.1     PARTIES' RELATIONSHIPS

         The relationship between the Company and the Consultant is that of principal and contractor. Nothing in this Agreement will be taken as constituting the Consultant, the Executives or any other servant, agent or contractor of the Consultant an employee or servant of the Company or any of its related bodies corporate.

14.2     CONSULTANT INDEMNIFIES COMPANY IN CERTAIN RESPECTS

         The Consultant agrees to indemnify the Company and each of its related bodies corporate against any action, suit, claim, demand, cost or expense arising out of or referable to:

          (a) any damage, injury or loss caused by or resulting from any wilful or negligent act or omission or misfeasance of the Consultant, the Executives or any other servant, agent or contractor of the Consultant; and

          (b) all injury, loss or damage sustained by any of the Executives or any officer, servant, agent or contractor of the Consultant incurred while attending to performance of the Consultant's duties under, or incidental or preparatory to this Agreement, unless the injury, loss or damage was caused by any wilful or negligent act or omission of the Company or any officer, servant or agent of the Company.

15.      FURTHER ACTS

         Each party will promptly do and perform all further acts, and execute and deliver all further instruments required by law or reasonably requested by any other party to establish, maintain and protect the respective rights and remedies of the parties and to carry out and effect the intent and purpose of this Agreement.

16.      NOTICES

16.1     SERVICE OF NOTICE

         All notices, requests, consents and other documents authorised or required to be given by or pursuant to this Agreement shall be given in writing and either personally served or sent by certified or registered mail addressed or sent by facsimile transmission as follows:

         The Company or the Consultant or the Nominated Executive:

         To:                Mr Bob Mead
                            R.D. Larsson & Co
         Address:           Level 10
                            420 St Kilda Road
                            Melbourne Victoria
                            Facsimile: (03) 867-7226

         Notices, requests, consents and other documents ("NOTICES") shall be deemed served or given:

          (a) if personally served by being left at the address of the party to whom the Notice is given between the hours of 9:00 am and 5:00 pm on any Business Day, then in such case at the time the Notice is so delivered;

          (b) if sent by registered or certified mail, at the certified date of delivery;

          (c) if sent by facsimile transmission, on receipt by the sender of confirmation of successful transmission.

         Any party may change its address for receipt of Notices at any time by giving notice of such change to the other party. Any Notice given under this Agreement may be signed on behalf of any party by the duly authorised representative of that party and shall be sent to all other parties to this Agreement.

17.      ASSIGNMENT

17.1     BY THE COMPANY

         The Company may assign the benefit of this Agreement to any related body corporate of the Company.

17.2     BY THE CONSULTANT

         The Consultant may not assign this Agreement without the prior written consent of the Company.

18.      NO WAIVER

         Failure or omission by the Company at any time to enforce or require strict or timely compliance with any provision of this Agreement will not affect or impair that provision, or the right of the Company to avail itself of the remedies it may have in respect of any breach of a provision, in any way.

19.      SEVERABILITY

         Any provision of this Agreement which is or becomes illegal, void or unenforceable will be ineffective to the extent only of such illegality, voidness or unenforceability and will not invalidate the remaining provisions.

20.      VARIATION

         This Agreement may not be changed or modified in any way after it has been signed except in writing signed by or on behalf of all the parties.

21.      GOVERNING LAW

         This Agreement is governed by, takes effect and will be construed in accordance with the laws of the State, and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the State and courts entitled to hear appeals therefrom.

SIGNED as an agreement.

THE COMMON SEAL of STEM CELL                  )
SCIENCES PTY LTD ACN 063 293 130              )
was affixed by the authority of the           )
Board of Directors in the presence of:        )

[SIGNED BY MALCOLM ROY BRANDON]                   [SIGNED BY PETER SCOTT
                                                   MOUNTFORD]

--------------------------------------------      ---------------------------
(Signature of Secretary/Director)                 (Signature of Director)

[MALCOLM ROY BRANDON]                             [PETER SCOTT MOUNTFORD]

--------------------------------------------      ---------------------------
(Name of Secretary/Director in Full)              (Name of Director in Full)


THE COMMON SEAL OF                            )
SECURE SCIENCES PTY LTD ACN                   )
064 139 948 was affixed by the authority of   )
the Board of Directors in the presence of:    )

[SIGNED BY PETER SCOTT MOUNTFORD]                 [SIGNED BY CHRISTOPHER JOHN
                                                   MOUNTFORD]

--------------------------------------------      ---------------------------
(Signature of Secretary/Director)                 (Signature of Director)

[PETER SCOTT MOUNTFORD]                           [CHRISTOPHER JOHN MOUNTFORD]

--------------------------------------------      ---------------------------
(Name of Secretary/Director in Full)              (Name of Director in Full)

SIGNED by DR. PETER SCOTT                     )   [SIGNED BY PETER SCOTT
MOUNTFORD in the presence of:                 )     MOUNTFORD]

                                                  ---------------------------
                                                  (Signature)
[SIGNED BY CHRIS LOVELL]

---------------------------
(Signature of Witness)

[CHRIS LOVELL]

---------------------------
(Name of Witness in Full)

                     DATED this           day of       , 1996


                                    BETWEEN:

                               BIOTRANSPLANT INC.
                                     ("BTI")

                                      -and-

                            CASTELLA RESEARCH PTY LTD
                                  ("Castella")

                                      -and-

                             SECURE SCIENCES PTY LTD
                                   ("Secure")

                                      -and-

                           STEM CELL SCIENCES PTY LTD
                                     ("SCS")




--------------------------------------------------------------------------------

                    AGREEMENT TO VARY SHAREHOLDERS' AGREEMENT


--------------------------------------------------------------------------------





                                 HOLDING REDLICH

                    ---------------------------------------

                             LAWYERS AND CONSULTANTS

    350 William Street                                  Level 12, Chifley Tower
    MELBOURNE VIC 3000                                      2 Chifley Square
                                                            SYDNEY NSW 2000
   Phone: (03) 9321 9999                                  Phone: (02) 234 4444
    Fax: (03) 9321 9900                                    Fax: (02) 234 4400

                                    CONTENTS

1.       DEFINITIONS AND INTERPRETATION................................................2

         1.1      Definitions..........................................................2
         1.2      Interpretation.......................................................2
         1.3      Recitals.............................................................2

2.       ISSUE OF SHARES AND OPTION TO BTI.............................................3

         2.1      Issue of Shares......................................................3
         2.2      Payment for Shares...................................................3
         2.3      Effect of Shares Being Partly Paid Until Payment Made in Full........3
         2.4      Issue of Option......................................................3

3.       VARIATION OF SHAREHOLDERS' AGREEMENT..........................................4

         3.1      Variation............................................................4
         3.2      Confirmation of Shareholders' Agreement..............................4
         3.3      Acknowledgment.......................................................4

VARIATION dated the           day of            , 1996

BETWEEN:

                  BIOTRANSPLANT INCORPORATED a corporation organised and existing under the laws of the State of Delaware and having its principal office at 13 Pipp Street, Building 96, Navy Yard, Charlestown, MA, United States of America

                                                                         ("BTI")

AND: CASTELLA RESEARCH PTY LTD (ACN 006 125 364) of 587 Whitehorse Road, Mont Albert, Victoria, Australia in its own capacity and as trustee of the M.R. Brandon Family Trust

                                                                    ("CASTELLA")

AND:              SECURE SCIENCES PTY LTD (ACN 064 139 948) of Level 10, 420 St.
                  Kilda Road, Melbourne, Victoria, Australia in its own capacity and as trustee of the Secure Sciences Unit Trust

                                                                      ("SECURE")

AND: STEM CELL SCIENCES PTY LTD (ACN 063 293 130) of Level 10, 420 St. Kilda Road, Melbourne, Victoria, Australia

                                                                 ("THE COMPANY")

RECITALS

A. By a Shareholders' Agreement dated 5 April, 1994 between BTI, Castella, Secure and the Company (the "SHAREHOLDERS' AGREEMENT") the Shareholders recorded their agreement as to how the Company would be owned, controlled and funded by them.

B. Pursuant to Clause 2.5 of the Shareholders' Agreement the Company issued to BTI the First BTI Option and the Second BTI Option.

C. The First BTI Option was to be exercised on or before the first anniversary of the Effective Date.

D. Pursuant to Clause 2.5(b) of the Shareholders' Agreement if the First BTI Option was not exercised on or before the first anniversary of the Effective Date, the Second BTI Option would lapse.

E. BTI did not exercise the First BTI Option on or before the first anniversary of the Effective Date (that anniversary occurring on 5 April, 1995) and accordingly, the Second BTI Option has lapsed.

F. Each of Castella and Secure exercised the options granted to them pursuant to Clause 2.5(a)(iii) and (v), respectively, prior to the first anniversary of the Effective Date.

G. As a result of the exercise of the option by Castella and Secure and the failure by BTI to exercise the First BTI Option, the issued capital of the Company is owned in the following proportions:

         BTI:              17.65%

         CASTELLA:         17.65%

         SECURE:           64.70%

H. BTI has agreed to provide an amount of equity capital to the Company prior to 30 June, 1996.

I. The Shareholders have agreed to cause the Company to allot to BTI the number of shares necessary for BTI to own 30% of the issued capital of the Company.

J. The Shareholders and the Company have also agreed that the Company will allot to BTI a fresh option on terms and conditions identical to those attaching to the Second BTI Option except that the fresh option must be exercised on or before 1 July, 1996.

K. Clause 18.5 of the Shareholders' Agreement provides that the Shareholders' Agreement may not be modified, amended, added to or otherwise varied except by a document in writing signed by each of the parties or signed on behalf of each party by a director under hand.

L. The parties wish by this Agreement to record the matters set out in Recitals H to J and to vary the Shareholders' Agreement to the extent necessary to take account of those matters.

IT IS AGREED

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement (including in the Recitals), unless the contrary intention appears, each defined word and expression has the meaning assigned to that word or expression in the Shareholders' Agreement.

1.2      INTERPRETATION

         Clauses 1.3 and 1.4 of the Shareholders' Agreement are incorporated in and form part of this Agreement as if each reference to "THIS AGREEMENT" in those clauses were a reference to this Agreement to vary the Shareholders' Agreements.

1.3      RECITALS

         The parties acknowledge and agree that the Recitals are true and correct and accurately reflect the circumstances in which this Agreement was entered into.

2.       ISSUE OF SHARES AND OPTION TO BTI

2.1      ISSUE OF SHARES

         On the date of this Agreement BTI must subscribe for, and be issued with 300 "A" Shares in the capital of the Company issued at a price of $2,193.00 per share (being $1.00 par and $2,192.00 premium per share) for a total consideration of $657,900.00 payable in accordance with Clause 2.2.

2.2      PAYMENT FOR SHARES

         BTI must pay for the Shares referred to in Clause 2.1 in four equal instalments of $164,475.00 each payable to the Company by electronic transfer of funds into the Company's bank account on the following dates:

         first and second instalments     on the date on which this Agreement is
                                          executed by all parties

         third instalment                 31 March 1996

         fourth instalment                30 May 1996.

2.3      EFFECT OF SHARES BEING PARTLY PAID UNTIL PAYMENT MADE IN FULL

         Notwithstanding anything in the Company's Articles of Association, each Share issued to BTI pursuant to Clause 2.1 will in respect of and for the purposes of voting rights, entitlement to dividends and entitlement to distribution of capital on winding up (collectively the "Share Rights"), carry with it:

          (a) unless and until the third instalment referred to in Clause 2.2 has been paid by BTI to the Company, 50% of the Share Rights attaching to a fully paid up "A" Share in the Company; and

          (b) unless and until the fourth instalment referred to in Clause 2.2 has been paid by BTI to the Company, 75% of the Share Rights attaching to a fully paid up "A" Share in the Company.

2.4      ISSUE OF OPTION

         On the date of this Agreement, the Company must issue to BTI an option (with the Option Terms attaching) to subscribe for, fully pay up and be issued with a further 600 "A" Shares in the capital of the Company issued at a price of $4,685.00 per share (being $1.00 par and $4,684.00 premium per share) for a total consideration of $2,811,000.00 at any time on or before 1 July, 1996.

3.       VARIATION OF SHAREHOLDERS' AGREEMENT

3.1      VARIATION

         In consideration of the mutual agreements made by each party under this Agreement, the parties agree, pursuant to clause 18.5 of the Shareholders' Agreement, to vary clause 2.5 of the Shareholders' Agreement to the extent necessary to give effect to the provisions of Clause 2 of this Agreement.

3.2      CONFIRMATION OF SHAREHOLDERS' AGREEMENT

         The parties confirm that the terms and conditions of the Shareholders' Agreement (as varied by this Agreement) remain in full force and effect.

3.3      ACKNOWLEDGMENT

         Without limiting Clause 3.2 but for the removal of doubt, the parties acknowledge that:

          (a) pursuant to clause 5.4(a)(i) of the Shareholders' Agreement, all paragraphs of clause 5.3 of the Shareholders' Agreement except paragraphs (e), (f), (p) and (v) ceased to operate on the first anniversary of the Effective Date and nothing in this Agreement will operate to or be construed as bring back into effect those paragraphs of clause 5.3 of the Shareholders' Agreement which have ceased to operate; and

          (b) BTI did not exercise the First BTI Option and nothing in this Agreement will be interpreted to mean that BTI did exercise the First BTI Option and the Shareholders' Agreement will be construed and operate accordingly.

SIGNED AS AN AGREEMENT on the date first appearing

SIGNED by BIOTRANSPLANT, INC.                 )
                                              )
by its director   Elliot Lebowitz             )      /s/ Elliot Lebowitz
                -----------------------       )      ---------------------------
in the presence of:                           )

/s/ Carol A. Burke
----------------------------------
(Witness)

SIGNED by CASTELLA RESEARCH                   )
                                              )
PTY LTD by its director MAL BRANDON           )      /s/ Mal Brandon
                                              )      ---------------------------
in the presence of:                           )

[ILLEGIBLE]
---------------------------
(Witness)

SIGNED by SECURE SCIENCES PTY                 )
                                              )
LTD by its director PETER                     )     ---------------------------
                                              )
MOUNTFORD in the presence of:                 )
                  .........
---------------------------
(Witness)

SIGNED by STEM CELL SCIENCES                  )
                                              )
PTY LTD by its director Mal Brandon           )      /s/ Mal Brandon
                        ------------          )      ---------------------------
in the presence of:                           )

[ILLEGIBLE]
---------------------------
(Witness)